UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

Bridget McNamara-Fenesy, President, M Fund, Inc. M Financial Plaza, 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Cynthia Beyea Eversheds Sutherland LLP 700 Sixth Street, N.W. Washington, D.C. 20001-3980

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2019

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2019 through December 31, 2019 is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report
December 31, 2019

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling your insurance company. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by sending a request in writing to your insurance company or to your financial intermediary. Your election to receive reports in paper will apply to all funds held with the fund complex.

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Corporation") as presented in the following Annual Report dated December 31, 2019. Total assets under management at year end 2019 were $687.9 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Corporation, have prepared the attached discussion of results for each portfolio of the Corporation for the year ended December 31, 2019.

Sub-Advisers to the portfolios of the Corporation are: DFA LP for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and AJO, LP for the M Large Cap Value Fund.

On behalf of the Corporation's Board of Directors, M Financial Investment Advisers, Inc. and the Corporation's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

BRIDGET MCNAMARA-FENESY

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

For the twelve months ended December 31, 2019, the M International Equity Fund had a return of 20.3% (net of all fees) versus a total return (including reinvestment of dividends) of 21.5% for its benchmark, the MSCI ACWI (All Country World Index) ex USA Index1.

Market Environment/Conditions

In US dollar terms, global ex US equity markets returned +21.6%, as reflected by the MSCI All Country World ex USA IMI (net dividends), for the year. Developed ex US markets returned +22.9% as measured by the MSCI World ex USA IMI (net dividends) and emerging markets returned +17.6% as measured by the MSCI Emerging Markets IMI (net dividends).

Some currencies, like the Canadian dollar and the British pound, appreciated relative to the US dollar, while others, like the euro, depreciated. Overall, currency movements had a positive impact on the US dollar-denominated returns of the global equity market.

Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional Fund Advisors integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.

Along the market capitalization dimension, small caps (MSCI All Country World ex USA Small Cap Index, net dividends) outperformed large caps (MSCI All Country World ex USA Index, net dividends) by 0.9% for the year. Mid-caps (MSCI All Country World ex USA Mid Cap Index, net dividends), a subset of the MSCI All Country World ex USA Index universe, underperformed small caps by 0.1% and outperformed large caps by 0.8%.

Along the relative price dimension, large cap value stocks (MSCI All Country World ex USA Value Index, net dividends) underperformed large cap growth stocks (MSCI All Country World ex USA Growth Index, net dividends) by 11.6%, and small cap value stocks (MSCI All Country World ex USA Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI All Country World ex USA Small Cap Growth Index, net dividends) by 4.3%.

Among both large and small caps, stocks with higher profitability outperformed stocks with lower profitability.

Performance of the premiums may vary depending on the particular segment of the market under analysis.

Fund Review/Current Positioning

The M International Equity Fund underperformed the MSCI ACWI (All Country World Index) ex USA Index (net dividends) by 1.2% for the period.

With low relative price (value) stocks underperforming high relative price (growth) stocks in developed ex US and emerging markets for the period, the Fund's greater emphasis on value stocks detracted from performance relative to the benchmark. Conversely, the Fund's inclusion of and emphasis on small cap stocks had a positive impact on performance relative to the benchmark (which is composed primarily of large and mid-cap stocks), as small caps outperformed large caps in developed ex US markets.

Dimensional Fund Advisors LP
Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Dimensional Fund Advisors LP exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2019. Please note that all indices are unmanaged and are not available for direct investment.

The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND, MSCI AC WORLD ex USA

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/09 to 12/31/19

+  MSCI EAFE—Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex US Index. The MSCI AC World ex US Index is more representative of the Fund's investment portfolio than its previous index.

MSCI ACWI (ALL COUNTRY WORLD INDEX) ex US INDEX

1 The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the US.

2 Profitability is measured as operating income before depreciation and amortization minus interest expense, scaled by book.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2019, the M Large Cap Growth Fund had a return of 36.1% (net of all fees) versus a total return (including reinvestment of dividends) of 36.4% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

In 2019, the Fund experienced strong absolute and relative returns, made possible by earnings growth of approximately 17%. Importantly, strong and growing earnings, when combined with reasonable valuations, typically drive stock prices higher. DSM continues to project a mid-to-high teens earnings growth rate going forward, and believes it is possible that earnings growth may be higher than that target over the near-term. Furthermore, DSM believes the stock market will continue its upward trend in 2020, likely approaching a more normal historic total return of 5% to 10%, depending on the geopolitical and economic environment.

Over the past ninety-two years, the market, as measured by the S&P 500, has appreciated in excess of 10% in fifty-three of those years, and in excess of 20% in thirty-five of those fifty-three years. In contrast, the market has declined in excess of 10% just thirteen times in the past ninety-two years, and of those, only six times was the decline worse than 20%. Logically, investors are focused on avoiding downside risk, but given the history, DSM believes investors should be equally focused on capturing the upside.

In 2020, DSM sees concerns over global trade wars receding further as a result of the US trade agreements with China, Japan and Mexico/Canada. Accordingly, the global economic outlook should brighten in North America and Asia, while Europe, given the EU's structural issues and extreme overreliance on monetary policy, will likely continue to struggle. Against this mixed global economic backdrop, DSM believes global earnings growth will continue to be solid and when complemented by an improving economic outlook, should provide a solid foundation for the market.

Fund Review/Current Positioning

During the last half of 2018 and into 2019, DSM made changes to the portfolio based on the opportunities created by last year's downdraft in global equity markets, as well as earnings results, stock specific appreciation/valuations and new investment ideas. The Fund's portfolio remains focused on unique businesses that have been identified and are continuously subjected to analysis by DSM's investment team. The majority of the Fund is invested in the technology, communication services, health care and consumer discretionary sectors, with a smaller weighting in the consumer staples sector.

For the year, the M Large Cap Growth Fund slightly underperformed the benchmark primarily as a result of stock selection in the technology sector. DSM's stock selections in financials and consumer discretionary benefitted performance versus the benchmark. By security, the top five contributors to the Fund's performance for the year included Alibaba Group, Microsoft, Adobe, Facebook and Visa. The five positions which contributed the least were Regeneron Pharmaceuticals, Elanco Animal Health, Palo Alto Networks, Toronto-Dominion Bank and Boston Scientific.

DSM remains focused on earnings because they believe that earnings are the primary factor that will "grow" the value of a business over time. DSM expects earnings to continue to grow at a mid-to-high-teens rate through 2023, while the Fund portfolio remains attractively valued at approximately 25.3x next twelve months of earnings through December of 2020. The positive scenario of ongoing and perhaps improving global economic growth, moderate global inflation, low albeit rising interest rates, healthy global corporate earnings, continues to form the foundation of an upwardly driven global equity market.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2019. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/09 to 12/31/19

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Total Return Index includes dividends reinvested in the Russell 1000 Growth Index as reported by the Russell Company. The Russell 1000 Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics. DSM uses the Russell 1000 Growth Index as a benchmark because its average market capitalization is similar to that of the M Large Cap Growth Fund, and it is an industry standard. Characteristics of any benchmark may differ materially from accounts managed by DSM. Investors cannot invest directly in an Index.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2019, the M Capital Appreciation Fund had a return of 28.9% (net of all fees) versus a total return (including reinvestment of dividends) of 27.8% for its benchmark, the Russell 2500® Index1.

Market Environment/Conditions

U.S. equities ended 2019 with a record setting rally into year end. Growth stocks led the market with a Russell 2500® Growth Index return of 32.7% versus a Russell 2500® Value return of 23.6%. While growth has continued to outperform, the market has started to shift moderately away from "Growth at Any Price" to more fundamental drivers. The Fund stands to benefit from such a shift given our disciplined valuation overlay and focus on fundamental research. For the year, the Fund increased midway between the Russell 2500® Index (27.8%), and the Russell 2500® Growth Index (32.7%). Given our Growth at a Reasonable Price approach and the market environment in 2019, the Fund performed as we would expect.

Macroeconomic headlines continued to dominate the direction of the markets. Despite the strong equity performance for the period, investor sentiment remains trapped in a tug of war between those who believe a recession is imminent, and those who expect a global reacceleration. Prospects for resolution of the trade dispute between the United States and China ebbed and flowed throughout the year with a couple of failed attempts early on leading to escalation of tariffs on both sides and increased economic uncertainty globally. Late Q3 news of a Phase One trade agreement between the United States and China drove a year end rally in equities. Furthermore, in early December, investors gained visibility on the direction of Brexit as Boris Johnson's Conservative party established a clear majority in the general election, removing another overhang on market sentiment. Johnson has promised the exit from the European Union will be complete by the end of January 2020. On the domestic front, comments from the Federal Reserve indicated they are unlikely to raise rates for the foreseeable future.

As we enter 2020, we are encouraged by the potential for increased visibility on a global basis with near-term de-escalation of the U.S.-China trade conflict, resolution of the Brexit impasse and a more dovish Federal Reserve. Expectations are high, as recent strength in the equity markets shows we are not alone in our growing enthusiasm, but we continue to find new investment ideas that fit our criteria of generating long-term earnings power selling at an attractive valuation.

Fund Review/Current Positioning

Sector allocation accounted for roughly two-thirds of the Fund's outperformance with positive allocation effect across eight of the nine sectors. The Fund's meaningful overweight position in the technology sector contributed the most to performance with sector returns of 40.4% versus the Russell 2500® Index average of 27.8%. Notable contributions also came from the portfolio's overweight position in producer durables, and underweight position in utilities and consumer staples. The portfolio's slight overweight position in energy produced the only negative allocation effect as that group declined 5.6%.

Positive stock selection drove the remaining outperformance with strong results in consumer discretionary, utilities, materials & processing and health care, offset partially by weak selection in producer durables and energy.

Holdings in the materials & processing sector gained 34.6% versus the index return of 27.3%, and generated the largest contribution to stock selection, principally due to the performance of Pan American Silver (+68%) and

FMC Corporation (+59%). We have held a position in Pan American Silver after accepting stock for their acquisition of Tahoe Resources in February 2019. As part of Pan American Silver, Tahoe Resources offered a more diversified investment in silver production while retaining the potential upside of the restart of their Escobal mine in Guatemala, arguably one of the premier assets globally in the silver mining industry. Since taking ownership of Tahoe, Pan American has beaten production expectations on top of an increase in the price of silver, which itself was up 15.3% for the year with a rally in precious metals. FMC, a producer of specialty fertilizers and pesticides, has begun to monetize years of investment through new product introductions. While the farm economy continues to languish worldwide, FMC has been gaining share, growing revenues at 7.1% and earnings 14.5% for the year. We believe the company is well positioned to generate material free cash flow over the coming years, which we believe will be used to reduce share count aggressively. We continue to hold both stocks.

Our consumer discretionary holdings increased 34.0% compared to an index return of 23.5%, largely driven by the contribution from Cardlytics (+480%). Cardlytics reported a material beat to consensus expectations driven by rapid user growth. The company is an innovative digital marketing firm that has carved a highly defensible niche analyzing credit and debit card purchase data for some of the largest card issuing banks domestically. The company's ability to close the loop between digital marketing spend and consumer buying behavior has the potential to drive tremendous value for its clients. Most recently, the rollout of new bank partners Wells Fargo and Chase—two of the four largest U.S. banks—drove monthly active user count to 128M individuals as of Q3 up from 65M at the end of 2018, and management expects to surpass 150M in 2020, or almost half the population of the United States.We have taken some profits on this holding, but it remains a core position as we believe the company has a differentiated offering, and both user growth and revenue per user will drive estimates higher.

Following robust performance in 2018, companies in the business of treating diabetes once again drove stock selection in the health care sector with average returns of 38.7% vs. the index return 32.2%. Insulet Corporation (+116%), Dexcom (+83%) and Tandem Diabetes (+57%) all generated better-than-expected revenue and earnings growth for the year as physician and consumer adoption of insulin pumps and continuous glucose monitors (CGM) accelerated. We see further penetration of both monitors and pumps as the combined technology is being used increasingly as an artificial pancreas and continue to hold these stocks.

The Fund's holdings in producer durables and energy partially offset the gains from other sectors, returning 26.1% and -19.0%, versus the index returns of 33.3% and -5.6%, respectively. Tutor Perini (-19%), a leading U.S. construction company, had a volatile year as the company failed to collect fees on a number of large projects that were under dispute. The fundamental story behind Tutor Perini remains favorable as it is one of only a few remaining competitors in its space and has a rapidly growing backlog. As these payment disputes are resolved, we expect Tutor's stock performance to reverse course in suit, particularly if a federal infrastructure spending bill were to take shape following the Presidential election. We added to the position on weakness. On the energy side, Centennial Resource Development (-58%) had the largest negative impact on the sector. As a small shale-based exploration and production (E&P) company, Centennial has suffered from both the near-term impact of lower cash flows, and from a medium-to-long term reduction in expected production growth. While oil experienced a meaningful rebound in price, investors have not yet been willing to fund E&P companies that lack scale and produce free cash flow in excess of their drilling demands. We continue to believe that Centennial's underlying assets are sound, and management has a history of creating value, most recently at the helm of EOG Resources. As part of a larger energy company, access to capital could unlock material value, or should current energy prices build on their recent gains, Centennial could begin to grow again and would likely experience a substantial revaluation upward.

Frontier Capital Management Co., LLC
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2019. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/09 to 12/31/19

RUSSELL 2500® INDEX

1 The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

M LARGE CAP VALUE FUND

Performance

For the twelve months ended December 31, 2019, the M Large Cap Value Fund had a return of 21.5% (net of all fees) versus a total return (including reinvestment of dividends) of 26.5% for its benchmark, the Russell 1000 Value Index1.

Market Environment/Conditions

All major U.S. equity indexes finished up for the year, and up big, with the Russell 3000 Index posting a 31% gain. Top-cap stocks outpaced small- and micro-cap stocks, and growth stocks continued to prevail over value stocks. While equities across the globe ended the year with double-digit gains, they couldn't keep up with those in U.S. markets (with the exception of China A equities).

Fund Review/Current Positioning

The Fund is fully invested in U.S. equities with no broad sector bets, and only modest industry-level and stock specific bets. The goal is to outperform the benchmark, the Russell 1000 Value Index, with incremental gains across many holdings. Using bottom-up, quantitatively-driven stock selection, AJO evaluates companies relative to their industry peers using four broad categories of measures: value, management, momentum, and sentiment. Value means the somewhat traditional ratios of price to fundamental value; management means evidence that a company's executive team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. When considering new investments, AJO, LP strongly focuses on minimizing transaction costs, which helps maximize profits for the Fund.

The Fund trailed its benchmark in 2019 by 5.0%. AJO describes the reasons behind negative relative returns using the framework of their investment process described above:

•  All four pillars we use to assess a company's attractiveness—value, management, momentum, and sentiment—underperformed.

•  While the Fund remained sector-neutral to its Russell 1000 Value benchmark, it can (and does) emphasize industries with the most attractive valuation (and avoid the contrary)—a result of its bottom-up stock picking. Industry bets distracted this year, primarily a result of bets within the consumer discretionary sector (emphasizing the underperforming internet & catalog retail industry).

•  Stock selection was least effective among names in the health care, industrials, and communication services sectors.

•  Successful stock picks include Citizens Financial Group, CBRE Group, and Tyson Foods.

•  The Fund was negatively impacted from underweight positions that outperformed, including JPMorgan Chase, AT&T, and Procter & Gamble.

AJO strongly believes that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable sentiment.

AJO, LP
Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of AJO exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of December 31, 2019. Please note that all indices are unmanaged and are not available for direct investment.

This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  12/31/09 to 12/31/19

RUSSELL 1000 VALUE INDEX

4 The Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2019

Shares		Value (Note 1)
	COMMON STOCKS—72.9%
	Australia—4.3%
5,596	Adelaide Brighton, Ltd.	$13,587
3,702	AGL Energy, Ltd.	53,334
8,035	ALS, Ltd.	51,762
1,335	Altium, Ltd.	32,527
24,812	AMP, Ltd.	33,344
1,231	Ansell, Ltd.	25,078
4,688	AP Eagers, Ltd.	33,688
2,943	APA Group	22,924
820	Appen, Ltd.	12,924
16,116	Ardent Leisure Group, Ltd.*,†	14,702
4,576	Aristocrat Leisure, Ltd.	108,121
487	ASX, Ltd.	26,797
5,529	Atlas Arteria, Ltd.	30,380
27,196	Aurizon Holdings, Ltd.	99,813
9,677	Austal, Ltd.	25,941
16,565	Australia & New Zealand Banking Group, Ltd.	286,311
24,262	Australian Agricultural Co., Ltd.†,*	18,728
23,353	Australian Pharmaceutical Industries, Ltd.	21,960
7,187	Bank of Queensland, Ltd.†	36,565
4,533	Bapcor, Ltd.	20,359
19,836	Beach Energy, Ltd.	34,939
3,363	Bega Cheese, Ltd.†	10,195
5,610	Bendigo & Adelaide Bank, Ltd.	38,502
23,935	BHP Group, Ltd.	653,715
5,632	Bingo Industries, Ltd.†	11,224
165	Blackmores, Ltd.†	9,819
9,483	BlueScope Steel, Ltd.	100,220
8,539	Boral, Ltd.	26,845
9,097	Brambles, Ltd.	74,818
1,774	Breville Group, Ltd.	21,736
1,742	Brickworks, Ltd.	22,835
1,732	Caltex Australia, Ltd.	41,264
2,491	carsales.com, Ltd.	29,035
5,928	Challenger, Ltd.	33,654
16,096	Cleanaway Waste Management, Ltd.	22,704
6,210	Coca-Cola Amatil, Ltd.	48,198
400	Cochlear, Ltd.	63,082
8,123	Coles Group, Ltd.	84,593
13,861	Commonwealth Bank of Australia	777,184
3,340	Computershare, Ltd.	39,330
34,520	Cooper Energy, Ltd.†,*	14,656
983	Corporate Travel Management, Ltd.†	14,141
Shares		Value (Note 1)
	Australia (Continued)
4,775	Costa Group Holdings, Ltd.†	$8,277
2,419	Crown Resorts, Ltd.	20,387
3,152	CSL, Ltd.	609,958
9,383	CSR, Ltd.	29,960
14,019	Domain Holdings Australia, Ltd.†	36,400
4,400	Downer EDI, Ltd.	25,227
5,205	Elders, Ltd.†	23,632
7,109	Estia Health, Ltd.	12,173
13,141	Evolution Mining, Ltd.	35,042
7,807	FlexiGroup, Ltd.†	10,081
669	Flight Centre Travel Group, Ltd.†	20,685
24,562	Fortescue Metals Group, Ltd.	184,257
11,060	G8 Education, Ltd.	14,747
9,874	Genworth Mortgage Insurance Australia, Ltd.	25,291
3,873	GrainCorp, Ltd., Class A*	20,602
9,317	GWA Group, Ltd.†	21,707
7,543	Harvey Norman Holdings, Ltd.†	21,544
4,591	Healius, Ltd.	8,892
18,350	Incitec Pivot, Ltd.	40,949
7,352	Independence Group NL	32,194
5,200	Inghams Group, Ltd.†	12,261
14,639	Insurance Australia Group Ltd.	78,691
1,394	InvoCare, Ltd.†	12,903
8,432	IOOF Holdings, Ltd.†	46,509
2,857	IRESS, Ltd.	26,144
2,408	JB Hi-Fi, Ltd.†	63,655
86,962	Jupiter Mines, Ltd.	17,087
2,512	LendLease Group†	31,025
10,414	Link Administration Holdings, Ltd.	42,825
2,407	Macquarie Group, Ltd.	232,844
1,204	Magellan Financial Group, Ltd.	48,117
22,423	Mayne Pharma Group, Ltd.†,*	6,845
1,182	McMillan Shakespeare, Ltd.	10,866
12,504	Metcash, Ltd.	22,551
1,851	Mineral Resources, Ltd.†	21,433
1,365	Monadelphous Group, Ltd.†	15,978
19,807	National Australia Bank, Ltd.	342,346
10,216	New Hope Corp., Ltd.†	14,768
447	Newcrest Mining, Ltd.	9,489
5,029	NEXTDC, Ltd.†,*	23,222
5,984	NIB holdings, Ltd.	26,329
33,934	Nine Entertainment Co. Holdings, Ltd.†	42,626
8,096	Northern Star Resources, Ltd.	64,256

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Australia (Continued)
12,393	NRW Holdings, Ltd.	$28,091
6,389	Nufarm, Ltd.*	25,959
4,065	Oil Search, Ltd.	20,681
4,936	oOh!media, Ltd.	12,608
1,697	Orica, Ltd.	26,175
10,538	Origin Energy, Ltd.	62,488
9,118	Orora, Ltd.	20,347
6,746	OZ Minerals, Ltd.	49,944
3,547	Pendal Group, Ltd.	21,381
12,821	Perenti Global, Ltd.	14,575
555	Perpetual, Ltd.†	16,015
43,898	Perseus Mining, Ltd.*	35,734
2,030	Premier Investments, Ltd.	26,725
1,044	Pro Medicus, Ltd.†	16,374
10,651	Qantas Airways, Ltd.	53,143
7,304	QBE Insurance Group, Ltd.	66,018
1,072	Ramsay Health Care, Ltd.	54,563
6,758	Regis Resources, Ltd.	20,582
25,575	Resolute Mining, Ltd.*	22,614
3,594	Rio Tinto, Ltd.	253,218
4,596	Sandfire Resources NL	19,287
12,603	Santos, Ltd.	72,345
13,467	Saracen Mineral Holdings, Ltd.†,*	31,281
3,349	SEEK, Ltd.	52,996
2,605	Select Harvests, Ltd.	15,337
47,993	Senex Energy, Ltd.*	11,619
62,916	Seven West Media, Ltd.†,*	14,570
4,361	Sims Metal Management, Ltd.†	32,654
2,601	Sonic Healthcare, Ltd.	52,476
21,815	South32, Ltd.	41,333
10,287	Southern Cross Media Group, Ltd.	5,992
12,721	Spark Infrastructure Group	18,657
9,141	SpeedCast International, Ltd.	6,030
8,938	St Barbara, Ltd.	17,061
6,536	Star Entertainment Grp, Ltd. (The)	21,099
11,526	Steadfast Group, Ltd.	28,148
2,942	Suncorp Group, Ltd.	26,757
4,226	Super Retail Group, Ltd.†	30,012
4,242	Sydney Airport	25,779
13,624	Tabcorp Holdings, Ltd.	43,310
6,258	Tassal Group, Ltd.	18,269
4,562	Technology One, Ltd.	26,539
32,411	Telstra Corp., Ltd.	80,515
5,355	Transurban Group	56,030
1,963	Treasury Wine Estates, Ltd.	22,371
Shares		Value (Note 1)
	Australia (Continued)
12,616	Vocus Group, Ltd.*	$25,320
1,394	Webjet, Ltd.†	12,737
8,107	Wesfarmers, Ltd.	235,528
6,437	Western Areas, Ltd.	13,687
25,658	Westpac Banking Corp.	436,273
19,506	Whitehaven Coal, Ltd.	36,137
6,285	Woodside Petroleum, Ltd.	151,633
7,616	Woolworths Group, Ltd.	193,258
4,639	Worley, Ltd.	49,840
		8,328,424
	Austria—0.3%
984	ANDRITZ AG	42,384
1,218	AT&S Austria Technologie & Systemtechnik AG	27,407
658	CA Immobilien Anlagen AG	27,641
133	DO & Co. AG	12,815
2,245	Erste Group Bank AG*	84,511
1,172	EVN AG	22,743
1,377	FACC AG	17,207
1,233	Immofianz AG*	33,055
211	Lenzing AG	19,597
1,814	OMV AG	101,901
3,082	Raiffeisen Bank International AG	77,404
589	S IMMO AG	14,733
127	Schoeller-Bleckmann Oilfield Equipment AG	7,166
1,874	Telekom Austria AG*	15,303
4,149	UNIQA Insurance Group AG	42,328
884	Vienna Insurance Group AG Wiener Versicherung Gruppe	25,186
773	voestalpine AG	21,555
		592,936
	Belgium—0.8%
366	Ackermans & van Haaren NV	57,353
2,424	Ageas	143,237
5,568	AGFA-Gevaert NV*	28,842
5,947	Anheuser-Busch InBev SA/NV	485,030
156	Argenx SE*	25,128
1,086	Bekaert SA	32,281
991	bpost SA	11,450
105	Cie d'Entreprises CFE	11,460
609	Colruyt SA	31,751
833	D'ieteren SA/NV	58,492

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Belgium (Continued)
196	Elia System Operator SA/NV	$17,390
1,410	Euronav NV	17,366
2,756	Euronav NV*	34,560
548	EVS Broadcast Equipment SA	13,370
202	Galapagos NV†,*	42,258
197	Gimv NV	12,110
1,847	KBC Group NV	138,934
216	Melexis NV	16,245
796	Ontex Group NV	16,741
1,080	Orange Belgium SA	25,077
1,637	Proximus SADP	46,860
214	Sipef NV	13,154
256	Solvay SA	29,663
449	Telenet Group Holding NV	20,176
688	Tessenderlo Group SA*	24,271
1,442	UCB SA	114,680
523	Umicore SA	25,437
		1,493,316
	Canada—7.0%
1,800	Absolute Software Corp.	12,060
6,700	Advantage Oil & Gas, Ltd.†,*	14,189
1,679	Aecon Group, Inc.	22,653
607	Ag Growth International, Inc.†	21,708
278	Agnico Eagle Mines, Ltd.	17,123
5,042	Aimia, Inc.*	13,978
1,100	Air Canada*	41,093
6,200	Alacer Gold Corp.*	32,944
7,223	Alamos Gold, Inc., Class A	43,553
900	Alaris Royalty Corp.†	15,199
868	Algonquin Power & Utilities Corp.†	12,279
5,308	Alimentation Couche-Tard, Inc., Class B	168,451
1,600	AltaGas, Ltd.	24,372
1,185	Altus Group, Ltd.†	34,641
7,137	ARC Resources, Ltd.†	44,958
989	Aritzia, Inc.*	14,509
700	Atco, Ltd., Class I	26,829
1,022	Aurora Cannabis, Inc.†,*	2,196
16,677	B2Gold Corp.	66,911
6,464	Bank of Montreal	500,972
8,200	Bank of Nova Scotia (The)	463,186
1,452	Barrick Gold Corp.	26,993
2,209	Barrick Gold Corp.	41,031
3,183	Bausch Health Cos., Inc.*	95,278
Shares		Value (Note 1)
	Canada (Continued)
11,400	Baytex Energy Corp.*	$16,417
1,608	BCE, Inc.	74,496
9,500	Birchcliff Energy, Ltd.	18,948
7,292	BlackBerry, Ltd.*	46,889
11,300	Bombardier, Inc., Class B*	16,795
16,000	Bonavista Energy Corp.†	7,516
2,062	Boralex, Inc., Class A	38,841
1,120	Brookfield Asset Management, Inc., Class A	64,713
785	BRP, Inc.	35,763
3,678	CAE, Inc.	97,378
4,802	Cameco Corp.	42,675
1,985	Canaccord Genuity Group, Inc.	7,399
400	Canada Goose Holdings, Inc.†,*	14,481
3,635	Canadian Imperial Bank of Commerce	302,490
4,408	Canadian National Railway Co.	398,758
14,634	Canadian Natural Resources, Ltd.†	473,319
863	Canadian Pacific Railway, Ltd.†	219,998
732	Canadian Tire Corp., Ltd., Class A	78,778
500	Canadian Utilities, Ltd., Class A	15,082
2,480	Canadian Western Bank†	60,904
1,876	Canfor Corp.*	17,539
2,194	Capital Power Corp.	58,105
6,100	Cardinal Energy, Ltd.†	12,214
6,100	Cascades, Inc.	52,659
1,637	CCL Industries, Inc., Class B†	69,738
6,166	Celestica, Inc.*	51,140
1,967	Cenovus Energy, Inc.	19,995
5,235	Centerra Gold, Inc.*	41,645
9,000	CES Energy Solutions Corp.†	16,149
1,621	CGI, Inc.*	135,654
4,339	CI Financial Corp.	72,542
2,372	Cineplex, Inc.	61,832
490	Cogeco Communications, Inc.	42,715
300	Cogeco, Inc.	24,048
825	Colliers International Group, Inc.	64,231
122	Constellation Software, Inc.	118,487
5,812	Corus Entertainment, Inc., Class B	23,811
2,837	Cott Corp.	38,757
3,354	Crescent Point Energy Corp.†	14,955
3,330	CRH Medical Corp.*	11,540
4,912	Detour Gold Corp.*	95,097
500	Dollarama, Inc.	17,185
1,821	Dorel Industries, Inc., Class B	8,386

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Canada (Continued)
2,200	DREAM Unlimited Corp., Class A	$19,822
6,100	Dundee Precious Metals, Inc.*	26,212
4,100	ECN Capital Corp.	15,124
4,401	Eldorado Gold Corp.*	35,349
9,925	Element Fleet Management Corp.	84,762
663	Emera, Inc.	28,485
3,519	Enbridge, Inc.	139,925
7,600	Encana Corp.†	35,584
2,494	Enerflex, Ltd.	23,489
7,134	Enerplus Corp.	50,818
882	Enghouse Systems, Ltd.	32,725
7,100	Ensign Energy Services, Inc.†	15,583
4,400	Extendicare, Inc.†	28,598
281	Fairfax Financial Holdings, Ltd.	131,945
2,600	Fiera Capital Corp.	23,446
3,098	Finning International, Inc.	60,359
2,677	First Capital Real Estate Investment Trust	42,612
4,882	First Majestic Silver Corp.†,*	59,890
3,380	First Quantum Minerals, Ltd.	34,280
547	FirstService Corp.	50,924
2,952	Fortis, Inc.†	122,486
10,041	Fortuna Silver Mines, Inc.*,†	40,905
206	Franco-Nevada Corp.	21,272
3,500	Freehold Royalties, Ltd.†	19,649
787	Genworth MI Canada, Inc.†	34,436
1,045	George Weston, Ltd.	82,905
1,500	Gibson Energy, Inc.	30,715
1,871	Gildan Activewear, Inc.	55,314
5,700	Gran Tierra Energy, Inc.*	7,418
1,337	Great Canadian Gaming Corp.†,*	44,314
806	Great-West Lifeco, Inc.	20,644
1,700	Home Capital Group, Inc.†,*	43,150
7,321	Hudbay Minerals, Inc.†	30,331
5,928	Husky Energy, Inc.	47,568
2,998	Hydro One, Ltd.#	57,903
1,537	Ia Financial Corp., Inc.	84,428
3,400	IAMGOLD Corp.†,*	12,699
800	Imperial Oil, Ltd.	21,162
2,417	Innergex Renewable Energy, Inc.†	31,382
159	Intact Financial Corp.	17,194
4,565	Inter Pipeline, Ltd.	79,238
2,045	Interfor Corp.*,†	23,103
2,087	Intertape Polymer Group, Inc.	26,711
Shares		Value (Note 1)
	Canada (Continued)
1,600	Invesque, Inc.†	$10,768
19,814	Ivanhoe Mines, Ltd., Class A*	64,849
700	Jamieson Wellness, Inc.†	13,881
500	K-Bro Linen, Inc.	16,191
7,152	Kelt Exploration, Ltd.†,*	26,822
3,848	Keyera Corp.	100,812
17,698	Kinross Gold Corp.*	83,955
2,070	Kirkland Lake Gold, Ltd.	91,245
3,700	Knight Therapeutics, Inc.*	21,598
800	Laurentian Bank of Canada†	27,372
1,289	Linamar Corp.	48,769
1,322	Loblaw Cos., Ltd.	68,210
8,900	Lucara Diamond Corp.†	5,826
13,050	Lundin Mining Corp.†	77,985
8,872	Magna International, Inc.	486,455
4,800	Major Drilling Group International, Inc.*	20,959
8,035	Manulife Financial Corp.	163,107
1,530	Maple Leaf Foods, Inc.	30,493
7,300	Martinrea International, Inc.	80,446
1,895	Medical Facilities Corp.	7,005
4,700	MEG Energy Corp.*	26,748
1,000	Methanex Corp.	38,620
1,982	Metro, Inc.	81,795
562	Morneau Shepell, Inc.†	14,624
470	MTY Food Group, Inc.	20,084
2,700	Mullen Group, Ltd.	19,275
4,527	National Bank of Canada†	251,285
14,800	New Gold, Inc.*	13,107
1,740	NFI Group, Inc.	35,710
1,156	Norbord, Inc.	30,917
1,126	North West Co., Inc. (The)†	23,698
2,067	Northland Power, Inc.	43,296
1,500	Nutrien, Ltd.†	71,865
664	Nutrien, Ltd.	31,790
11,800	OceanaGold Corp.	23,172
793	Onex Corp.	50,180
2,715	Open Text Corp.	119,635
3,312	Osisko Gold Royalties, Ltd.†	32,188
4,296	Pan American Silver Corp.†	101,763
4,549	Parex Resources, Inc.*	84,601
700	Park Lawn Corp.	15,789
1,907	Parkland Fuel Corp.	70,065
1,760	Pason Systems, Inc.	17,769
377	Pembina Pipeline Corp.†	13,972

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Canada (Continued)
1,361	Pembina Pipeline Corp.†	$50,427
4,630	Peyto Exploration & Development Corp.†	13,549
900	PrairieSky Royalty, Ltd.†	10,556
11,600	Precision Drilling Corp.*	16,169
300	Premium Brands Holdings Corp.	21,014
1,000	Quebecor, Inc., Class B	25,521
700	Recipe Unlimited Corp.	10,501
1,500	Restaurant Brands International, Inc.	95,622
1,345	Richelieu Hardware, Ltd.†	28,100
1,489	Ritchie Bros Auctioneers, Inc.	63,892
2,204	Rogers Communications, Inc., Class B	109,440
5,300	Rogers Sugar, Inc.†	20,081
12,100	Royal Bank of Canada	957,433
1,740	Russel Metals, Inc.	29,707
1,204	Saputo, Inc.	37,273
4,547	Secure Energy Services, Inc.	17,718
11,834	SEMAFO, Inc.*	24,606
2,897	Seven Generations Energy, Ltd., Class A*	18,896
5,767	Shaw Communications, Inc., Class B	117,023
1,968	ShawCor, Ltd.	18,990
40	Shopify, Inc., Class A*	15,904
1,794	Sienna Senior Living, Inc.	25,227
1,359	Sleep Country Canada Holdings, Inc.†,#	21,151
1,519	SNC-Lavalin Group, Inc.†	35,034
737	Spin Master Corp.*,#	22,441
3,369	SSR Mining, Inc.*	64,835
1,600	Stantec, Inc.	45,220
400	Stella-Jones, Inc.†	11,558
649	Sun Life Financial, Inc.	29,592
17,263	Suncor Energy, Inc.	565,795
3,579	Superior Plus Corp.	34,617
7,700	Tamarack Valley Energy, Ltd.*	11,859
546	TC Energy Corp.	29,080
439	TC Energy Corp.	23,403
8,602	Teck Resources, Ltd., Class B	149,179
3,900	Teranga Gold Corp.*	21,084
1,944	TFI International, Inc.	65,526
287	Thomson Reuters Corp.†	20,530
3,200	Timbercreek Financial Corp.†	24,470
801	TMX Group, Ltd.	69,364
Shares		Value (Note 1)
	Canada (Continued)
6,950	TORC Oil & Gas, Ltd.	$24,031
2,171	Torex Gold Resources, Inc.*	34,307
1,339	Toromont Industries, Ltd.†	72,789
11,126	Toronto-Dominion Bank (The)	624,009
5,111	Tourmaline Oil Corp.	59,905
7,036	TransAlta Corp.	50,282
2,812	TransAlta Renewables, Inc.†	33,608
3,800	Transcontinental, Inc., Class A	46,441
12,242	Trican Well Service, Ltd.†,*	10,747
3,001	Tricon Capital Group, Inc.†	24,566
15,700	Turquoise Hill Resources, Ltd.†,*	11,486
1,000	Uni-Select, Inc.	8,771
2,344	Vermilion Energy, Inc.†	38,322
1,800	Wajax Corp.	20,515
272	Waste Connections, Inc.	24,706
1,290	West Fraser Timber Co., Ltd.†	56,903
12,500	Western Forest Products, Inc.†	11,744
1,510	Wheaton Precious Metals Corp.	44,932
14,502	Whitecap Resources, Inc.†	61,982
400	Winpak, Ltd.	14,472
452	WSP Global, Inc.†	30,864
25,721	Yamana Gold, Inc.†	101,810
		13,810,304
	Denmark—1.3%
189	ALK-Abello A/S*	46,386
2,469	Alm Brand A/S	21,922
11	AP Moller—Maersk A/S, Class A	14,910
23	AP Moller—Maersk A/S, Class B	33,172
907	Bang & Olufsen A/S†,*	4,765
641	Carlsberg A/S, Class B	95,623
555	Chr Hansen Holding A/S	44,104
568	Coloplast A/S, Class B	70,460
805	D/S Norden A/S	12,893
1,040	Danske Bank A/S	16,829
1,375	Demant A/S†,*	43,303
534	Dfds A/S†	26,051
2,368	DSV PANALPINA A/S	272,920
595	FLSmidth & Co. A/S	23,704
196	Genmab A/S*	43,588
1,611	GN Store Nord A/S	75,764
818	H+H International A/S, Class B*	15,324
3,142	ISS A/S	75,392
1,765	Jyske Bank A/S, Registered*	64,407
68	Maersk Drilling A/S*	4,497

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Denmark (Continued)
1,970	Matas A/S	$16,294
266	Nilfisk Holding A/S*	5,822
362	NNIT A/S#	6,064
12,082	Novo Nordisk A/S, Class B	701,232
2,254	Novozymes A/S, Class B	110,300
727	Orsted A/S#	75,190
841	Pandora A/S	36,585
376	Per Aarsleff Holding A/S	12,107
633	Ringkjoebing Landbobank A/S	48,840
44	Rockwool International A/S, Class A	9,511
186	Rockwool International A/S, Class B	44,058
1,104	Royal Unibrew A/S	101,089
1,644	Scandinavian Tobacco Group A/S, Class A#	20,051
336	Schouw & Co. A/S	28,244
638	SimCorp A/S	72,545
1,256	Spar Nord Bank A/S	12,198
555	Sydbank A/S	11,647
676	Topdanmark A/S	33,324
837	Tryg A/S	24,814
2,306	Vestas Wind Systems A/S	233,028
		2,608,957
	Finland—1.1%
1,559	Cargotec Oyj, Class B	52,882
1,720	Cramo Oyj	25,544
2,156	Elisa OyJ	119,106
2,285	Finnair Oyj	15,071
3,720	Fortum Oyj	91,800
1,730	Huhtamaki Oyj	80,300
1,799	Kemira Oyj	26,758
239	Kesko Oyj, Class A	15,763
970	Kesko Oyj, Class B	68,634
2,212	Kone Oyj, Class B	144,604
1,119	Konecranes Oyj	34,392
3,137	Metsa Board Oyj	21,095
1,568	Metso Oyj	61,876
3,273	Neste Oyj	113,884
9,209	Nokia Oyj*	34,047
1,922	Nokian Renkaat Oyj	55,256
12,077	Nordea Bank Abp	98,079
281	Olvi Oyj, Class A	12,986
7,100	Oriola Oyj, Class B	16,127
Shares		Value (Note 1)
	Finland (Continued)
727	Orion Oyj, Class A	$33,394
1,558	Orion Oyj, Class B	72,124
5,228	Outokumpu Oyj†	16,455
2,902	Outotec Oyj*	18,743
7,476	Raisio Oyj , Class V	28,512
873	Revenio Group Oyj	25,705
3,539	Sampo Oyj, Class A	154,461
8,204	Stora Enso Oyj, Class R	119,309
390	TietoEvry Oyj	12,126
1,160	Tikkurila Oyj	18,685
2,646	Tokmanni Group Corp.	37,456
8,944	UPM-Kymmene Oyj	310,104
559	Vaisala Oyj, Class A	19,908
2,116	Valmet Oyj	50,698
5,634	Wartsila Oyj Abp	62,249
3,372	YIT Oyj†	22,543
		2,090,676
	France—6.2%
969	Accor SA	45,379
292	Aeroports de Paris	57,679
3,912	Air France-KLM*	43,547
3,527	Air Liquide SA	499,277
3,566	Airbus SE	521,918
337	Akka Technologies†	24,760
317	Albioma SA	9,245
966	Alstom SA	45,759
476	Alten SA	60,067
272	Amundi SA#	21,327
1,401	Arkema SA	148,821
625	Atos SE	52,103
368	Aubay	13,808
10,652	AXA SA	300,023
1,320	Beneteau SA	16,035
570	BioMerieux	50,734
3,404	BNP Paribas SA	201,719
29	Bollore SA*	123
5,116	Bollore SA	22,323
3,865	Bouygues SA	164,224
3,079	Bureau Veritas SA	80,333
1,394	Capgemini SE	170,281
5,318	Carrefour SA	89,180
20,011	CGG SA*	64,982
6,743	Cie de St-Gobain	276,072

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	France (Continued)
3,063	Cie Generale des Etablissements Michelin SCA	$374,842
585	Cie Plastic Omnium SA	16,339
961	CNP Assurances	19,112
2,606	Coface SA	32,067
874	Credit Agricole SA	12,671
4,080	Danone SA	338,206
74	Dassault Systemes SE	12,165
5,436	Derichebourg SA	22,256
106	Devoteam SA†	11,236
2,947	Edenred	152,390
1,777	Eiffage SA	203,313
6,771	Electricite de France SA	75,403
1,532	Elior Group SA#	22,512
4,742	Elis SA	98,403
11,071	Engie SA	178,824
601	Eramet†	30,903
478	EssilorLuxottica SA	72,812
155	Eurofins Scientific SE†	85,923
993	Euronext NV#	80,921
1,237	Europcar Mobility Group†,#	6,014
4,666	Eutelsat Communications SA	75,839
178	Fnac Darty SA*	10,542
180	Gaztransport Et Technigaz SA	17,243
218	Hermes International	162,906
77	ID Logistics Group*	15,581
454	Iliad SA†	58,844
688	Imerys SA	29,079
825	Ingenico Group SA	89,579
308	Ipsen SA	27,293
1,041	IPSOS	33,805
530	Jacquet Metal Service SA†	9,167
614	JCDecaux SA	18,926
685	Kaufman & Broad SA	28,430
488	Kering SA	320,332
1,206	Korian SA	56,708
948	L'Oreal SA	280,730
1,721	Lagardere SCA	37,509
1,064	Lectra	26,675
2,297	Legrand SA	187,160
1,684	LVMH Moet Hennessy Louis Vuitton SE	782,400
971	Maisons du Monde SA#	14,127
444	Mersen SA	17,008
1,630	Natixis SA	7,237
Shares		Value (Note 1)
	France (Continued)
812	Nexans SA	$39,612
927	Nexity SA	46,563
31,311	Orange SA	460,795
525	Orpea	67,310
200	Pernod-Ricard SA	35,760
13,186	Peugeot SA	315,043
3,240	Publicis Groupe SA	146,681
993	Quadient SAS	24,037
2,261	Renault SA	106,975
5,791	Rexel SA	76,942
931	Rothschild & Co.	26,734
907	Rubis SCA	55,702
1,755	Safran SA	270,976
2,028	Sanofi	203,868
174	Sartorius Stedim Biotech	28,827
3,125	Schneider Electric SE	320,736
2,540	SCOR SE	106,614
393	SEB SA	58,366
6,297	SES SA, ADR	88,292
411	Societe BIC SA	28,583
2,627	Societe Generale SA	91,392
1,132	Sodexo SA†	134,151
206	SOITEC*	21,651
93	Sopra Steria Group	14,970
1,621	SPIE SA	33,020
5,033	STMicroelectronics NV	135,323
3,853	Suez	58,281
24,023	Technicolor SA, Registered†,*	18,445
606	Teleperformance	147,778
2,268	Television Francaise 1	18,826
943	Thales SA	97,864
18,666	Total SA	1,030,132
198	Trigano SA	20,899
1,226	Ubisoft Entertainment SA*	84,685
3,814	Veolia Environnement SA	101,435
436	Vicat SA	19,734
3,269	Vinci SA	363,017
95	Virbac SA*	25,202
1,081	Vivendi SA	31,308
328	Worldline SA/France*,#	23,234
		12,112,914
	Germany—5.2%
696	1&1 Drillisch AG	17,862
1,211	Aareal Bank AG	41,091

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Germany (Continued)
1,377	adidas AG	$447,620
210	ADO Properties SA#	7,561
1,932	ADVA Optical Networking SE*	17,532
1,604	Allianz SE, Registered	392,947
136	Amadeus Fire AG	22,547
8,773	Aroundtown SA	78,568
408	Aurubis AG	25,043
8,846	BASF SE	668,284
333	Bauer AG	5,640
4,586	Bayer AG, Registered	374,543
4,607	Bayerische Motoren Werke AG,	377,963
474	BayWa AG	15,020
261	Bechtle AG	36,654
196	Beiersdorf AG	23,447
1,136	Bilfinger SE	44,064
1,357	Borussia Dortmund GmbH & Co. KGaA	13,395
2,718	Brenntag AG	147,805
603	CANCOM SE	35,578
159	Cewe Stiftung & Co. KGAA	18,869
6,421	Commerzbank AG	39,736
270	CompuGroup Medical SE	19,307
1,367	Continental AG	176,736
612	Corestate Capital Holding SA*	25,743
1,506	Covestro AG#	70,021
1,019	CTS Eventim AG & Co. KGaA	64,066
10,083	Daimler AG, Registered	558,380
414	Delivery Hero SE#,*	32,767
9,056	Deutsche Bank AG, Registered	70,264
584	Deutsche Beteiligungs AG	25,843
1,312	Deutsche Boerse AG	206,255
696	Deutsche EuroShop AG	20,626
5,519	Deutsche Lufthansa AG	101,589
3,746	Deutsche Pfandbriefbank AG#	61,179
10,000	Deutsche Post AG, Registered	381,490
27,548	Deutsche Telekom AG, Registered	450,222
2,787	Deutsche Wohnen SE	113,855
3,473	Deutz AG	21,699
821	Dialog Semiconductor Plc*	41,543
507	Duerr AG	17,277
28,452	E.ON SE	303,955
298	Eckert & Ziegler Strahlen- und Medizintechnik AG	63,711
601	Elmos Semiconductor AG	19,213
2,150	Evonik Industries AG	65,621
Shares		Value (Note 1)
	Germany (Continued)
1,117	Evotec SE*	$28,880
334	Fielmann AG	26,975
479	Fraport AG Frankfurt Airport Services Worldwide	40,716
2,143	Freenet AG	49,134
2,283	Fresenius Medical Care AG & Co. KGaA	168,913
2,593	Fresenius SE & Co. KGaA	145,952
305	FUCHS PETROLUB SE	13,668
2,497	GEA Group AG	82,570
620	Gerresheimer AG	47,986
287	Gesco AG	6,072
1,432	Grand City Properties SA	34,342
153	Hannover Rueck SE	29,570
243	Hapag-Lloyd AG#	20,852
417	HeidelbergCement AG	30,385
6,593	Heidelberger Druckmaschinen AG*	8,505
524	Hella GmbH & Co. KGaA	29,001
443	Henkel AG & Co. KGaA	41,741
160	HOCHTIEF AG	20,406
461	Hornbach Holding AG & Co. KGaA	33,353
1,048	HUGO BOSS AG	50,854
721	Indus Holding AG	31,420
14,412	Infineon Technologies AG	328,330
4,300	K+S AG, Registered	53,611
578	KION Group AG	39,912
2,961	Kloeckner & Co. SE	20,858
434	Koenig & Bauer AG	13,602
730	LANXESS AG	48,983
874	LEG Immobilien AG	103,478
746	Merck KGaA	88,156
4,159	METRO AG	66,945
456	MTU Aero Engines AG	130,227
600	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered	177,004
1,083	Nemetschek SE	71,430
397	Norma Group SE	16,922
390	OHB SE	19,030
1,631	OSRAM Licht AG*	74,186
471	PATRIZIA AG	10,492
1,490	ProSiebenSat.1 Media SE	23,248
400	Puma SE	30,667
1,192	QIAGEN NV*	40,727

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Germany (Continued)
19	Rational AG	$15,281
1,056	Rheinmetall AG	121,294
549	RHOEN-KLINIKUM AG	10,764
1,227	Rocket Internet SE*,#	30,417
641	RTL Group SA	31,622
2,164	RWE AG	66,388
959	S&T AG	22,891
1,686	SAF-Holland SA	13,995
523	Salzgitter AG	11,592
3,020	SAP SE	407,588
963	Scout24 AG#	63,678
2,581	Siemens AG, Registered	337,396
279	Siltronic AG	28,078
185	Sixt SE	18,604
435	Software AG	15,175
286	STRATEC SE	19,569
324	Stroeer SE & Co. KGaA	26,185
1,626	Suedzucker AG	29,930
1,073	Symrise AG	112,896
1,795	TAG Immobilien AG*	44,618
1,202	Takkt AG	16,961
315	Talanx AG*	15,610
420	Technotrans SE	8,810
5,253	Telefonica Deutschland Holding AG	15,226
2,041	thyssenkrupp AG	27,564
1,100	TLG Immobilien AG	35,104
1,060	Uniper SE	35,087
2,405	United Internet AG, Registered	78,988
542	Volkswagen AG	105,329
4,022	Vonovia SE	216,551
257	Vossloh AG	10,666
236	Wacker Chemie AG	17,906
904	Wacker Neuson SE	17,289
209	Washtec AG	12,589
815	Wirecard AG	98,275
767	Zeal Network SE*	17,852
		10,220,002
	Hong Kong—1.8%
145,000	Agritrade Resources, Ltd.	10,793
76,800	AIA Group, Ltd.	806,211
2,500	ASM Pacific Technology, Ltd.	34,682
9,400	Bank of East Asia, Ltd.	20,990
2,700	BOC Aviation, Ltd.#	27,460
13,000	BOC Hong Kong Holdings, Ltd.	45,128
Shares		Value (Note 1)
	Hong Kong (Continued)
10,000	Cafe de Coral Holdings, Ltd.	$23,690
16,000	Cathay Pacific Airways, Ltd.	23,654
15,000	Chow Sang Sang Holdings International, Ltd.	18,653
56,000	CITIC Telecom International Holdings, Ltd.	20,410
6,500	CK Asset Holdings, Ltd.	46,921
19,000	CK Hutchison Holdings, Ltd.	181,166
2,000	CK Infrastructure Holdings, Ltd.	14,232
8,500	CLP Holdings, Ltd.	89,338
6,000	Dah Sing Banking Group, Ltd.	8,023
4,800	Dah Sing Financial Holdings, Ltd.	18,911
52,500	Esprit Holdings, Ltd.*	10,578
51,000	Far East Consortium International, Ltd.	24,936
111,000	FIH Mobile, Ltd.*	21,510
58,000	First Pacific Co., Ltd.	19,725
20,000	Galaxy Entertainment Group, Ltd.	147,325
40,000	Giordano International, Ltd.	12,063
7,000	Great Eagle Holdings, Ltd.	23,581
142,000	Guotai Junan International Holdings, Ltd.	25,148
108,000	Haitong International Securities Group, Ltd.	32,848
4,000	Hang Lung Group, Ltd.	9,887
6,000	Hang Lung Properties, Ltd.	13,167
8,300	Hang Seng Bank, Ltd.	171,490
5,500	Henderson Land Development Co., Ltd.	26,998
7,500	HKBN, Ltd.	12,570
19,200	HKR International, Ltd.	7,983
21,000	HKT Trust & HKT, Ltd.	29,591
23,100	Hong Kong & China Gas Co., Ltd.	45,119
7,602	Hong Kong Exchanges & Clearing, Ltd.	246,821
14,000	Hongkong & Shanghai Hotels, Ltd. (The)	15,002
50,000	Hutchison Telecommunications Hong Kong Holdings, Ltd.	10,074
9,000	Hysan Development Co., Ltd.	35,285
41,000	IGG, Inc.	30,254
5,500	Johnson Electric Holdings, Ltd.	12,507
7,000	Kerry Logistics Network, Ltd.	12,020
6,000	Kerry Properties, Ltd.	19,057
5,750	L'Occitane International SA	13,622

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Hong Kong (Continued)
38,400	Landing International Development, Ltd.*	$4,337
92,000	Li & Fung, Ltd.	10,036
15,500	Lifestyle International Holdings, Ltd.	17,783
6,000	Luk Fook Holdings International, Ltd.	17,286
51,600	Man Wah Holdings, Ltd.	36,752
480,000	Mason Group Holdings, Ltd.	3,573
11,000	Melco International Development, Ltd.	30,915
4,079	MTR Corp., Ltd.	24,106
68,000	New World Development Co., Ltd.	93,200
44,000	NewOcean Energy Holdings, Ltd.*	6,663
17,000	NWS Holdings, Ltd.	23,824
181,000	Pacific Basin Shipping, Ltd.	38,094
29,000	Pacific Textiles Holdings, Ltd.	19,911
66,000	PCCW, Ltd.	39,046
3,000	Power Assets Holdings, Ltd.	21,945
63,195	Sa Sa International Holdings, Ltd.	14,273
6,900	Samsonite International SA#	16,559
12,800	Sands China, Ltd.	68,416
12,000	Shangri-La Asia, Ltd.	12,535
100,000	Shun Tak Holdings, Ltd.	47,739
138,000	Singamas Container Holdings, Ltd.	15,230
8,000	Sino Land Co., Ltd.	11,622
23,000	SITC International Holdings Co., Ltd.	28,040
13,500	SmarTone Telecommunications Holdings, Ltd.	10,395
5,500	Sun Hung Kai Properties, Ltd.	84,205
27,000	SUNeVision Holdings, Ltd.	18,260
4,500	Swire Pacific, Ltd., Class A	41,810
15,000	Swire Pacific, Ltd., Class B	22,445
3,000	Swire Properties, Ltd.	9,952
8,000	Techtronic Industries Co., Ltd.	65,244
12,000	Television Broadcasts, Ltd.	18,849
30,000	United Laboratories International Holdings, Ltd. (The)	21,868
4,000	Vitasoy International Holdings, Ltd.	14,501
1,300	VTech Holdings, Ltd.	12,846
105,500	WH Group, Ltd.#	108,989
2,000	Wharf Real Estate Investment Co., Ltd.	12,204
3,000	Wheelock & Co., Ltd.	20,000
Shares		Value (Note 1)
	Hong Kong (Continued)
9,200	Wynn Macau, Ltd.	$22,669
34,000	Xinyi Glass Holdings, Ltd.	45,029
6,000	Yue Yuen Industrial Holdings, Ltd.	17,710
		3,568,284
	Ireland—0.5%
5,093	AIB Group Plc	17,744
10,939	Bank of Ireland Group Plc	59,903
10,801	Cairn Homes Plc*	15,266
3,828	CRH Plc*	153,162
5,700	CRH Plc, SP ADR	229,881
1,025	Flutter Entertainment Plc	124,575
3,273	Glanbia Plc	37,668
1,946	Irish Continental Group Plc	10,565
700	Kerry Group Plc, Class A	87,235
1,950	Kingspan Group Plc	119,099
2,108	Smurfit Kappa Group Plc	81,009
		936,107
	Israel—0.4%
734	Airport City, Ltd.*	13,778
568	Alony Hetz Properties & Investments, Ltd.	8,981
2,317	Amot Investments, Ltd.	16,821
9,376	Bank Hapoalim BM	77,787
9,084	Bank Leumi Le-Israel BM	66,131
25	Bayside Land Corp.	19,213
22,557	Bezeq The Israeli Telecommunication Corp., Ltd.*	18,126
2,356	Cellcom Israel, Ltd.*	7,498
1,006	Clal Insurance Enterprises Holdings, Ltd.*	15,113
187	Elbit Systems, Ltd.	28,996
58	Electra, Ltd.	25,748
432	First Intl Bank Israel	12,496
501	Fox Wizel, Ltd.	22,821
2,147	Harel Insurance Investments & Financial Services, Ltd.	16,755
275	IDI Insurance Co., Ltd.	10,034
7,565	Israel Chemicals, Ltd.	35,598
6,033	Israel Discount Bank, Ltd., Class A	27,970
1,175	Matrix IT, Ltd.	23,651
2,083	Maytronics, Ltd.	17,402
1,106	Menora Mivtachim Holdings, Ltd.	16,145
1,212	Mizrahi Tefahot Bank, Ltd.	32,289

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Israel (Continued)
2,005	Naphtha Israel Petroleum Corp., Ltd.	$12,036
156	Nice, Ltd.*	24,195
324	Nice, Ltd., SP ADR*	50,269
417	Nova Measuring Instruments, Ltd.*	15,867
21,016	Oil Refineries, Ltd.	10,553
2,397	Partner Communications Co., Ltd.*	10,669
134	Paz Oil Co., Ltd.	18,971
403	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	23,177
6,488	Shikun & Binui, Ltd.	29,854
700	Strauss Group, Ltd.	21,466
1,314	Summit Real Estate Holdings, Ltd.	17,553
3,070	Teva Pharmaceutical Industries, Ltd., SP ADR*	30,086
862	Tower Semiconductor, Ltd.*	20,740
		798,789
	Italy—1.9%
23,194	A2A SpA	43,500
548	ACEA SpA	11,335
1,290	Amplifon SpA	37,101
6,692	Anima Holding SpA#	34,545
9,605	Assicurazioni Generali SpA	198,186
2,754	Atlantia SpA	64,224
1,521	Autogrill SpA	15,918
1,709	Azimut Holding SpA	40,793
2,332	Banca Farmafactoring SpA#	13,968
623	Banca Generali SpA	20,238
1,606	Banca IFIS SpA	25,220
9,396	Banca Popolare di Sondrio SCPA	22,217
30,073	Banco BPM SpA*	68,410
10,009	BPER Banca	50,331
1,912	Brembo SpA	23,720
1,230	Buzzi Unicem SpA	30,974
3,016	Cairo Communication SpA	9,185
1,408	Cerved Group SpA	13,732
13,512	CIR-Compagnie Industriali Riunite SpA	16,490
8,425	CNH Industrial NV	92,519
3,914	Credito Emiliano SpA	22,786
248,243	Credito Valtellinese SpA*	19,826
2,404	Davide Campari-Milano SpA	21,950
253	DiaSorin SpA	32,749
59,059	Enel SpA	468,495
28,467	Eni SpA	442,123
Shares		Value (Note 1)
	Italy (Continued)
806	ERG SpA	$17,377
8,133	Falck Renewables SpA	43,424
1,143	Ferrari NV	189,623
211	Ferrari NV	34,929
22,449	Fiat Chrysler Automobiles NV	332,239
18,781	Fincantieri SpA†,*	19,402
6,697	FinecoBank Banca Fineco SpA	80,304
725	Gruppo MutuiOnline SpA	16,305
6,924	Hera SpA	30,290
192	IMA Industria Macchine Automatiche SpA	13,805
1,134	Interpump Group SpA	35,922
57,274	Intesa Sanpaolo SpA	150,878
9,018	Iren SpA	27,939
7,345	Italgas SpA	44,853
2,260	Leonardo SpA	26,491
7,518	Mediobanca Banca di Credito Finanziario SpA	82,761
7,618	OVS SpA†,#,*	17,142
1,752	Pirelli & C SpA#	10,101
2,693	Poste Italiane SpA#	30,570
5,199	Saipem SpA*	25,403
1,080	Salvatore Ferragamo SpA	22,714
10,551	Saras SpA	16,971
14,612	Snam SpA	76,805
5,594	Societa Cattolica di Assicurazioni SC	45,618
3,313	Tamburi Investment Partners SpA	25,344
151,273	Telecom Italia SpA/Milano*	94,412
1,807	Tenaris SA	20,370
12,686	Terna Rete Elettrica Nazionale SpA	84,725
7,682	UniCredit SpA	112,192
22,877	Unione di Banche Italiane SpA	74,725
15,391	Unipol Gruppo SpA	88,254
9,399	UnipolSai Assicurazioni SpA	27,306
		3,759,729
	Japan—17.6%
1,200	77 Bank, Ltd. (The)	20,233
400	ABC-Mart, Inc.	27,389
5,900	Acom Co., Ltd.	26,987
1,200	Adastria Co., Ltd.	27,489
1,500	ADEKA Corp.	22,861
2,500	Advantest Corp.	141,733
4,700	Aeon Co., Ltd.	97,564

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Japan (Continued)
1,400	AEON Financial Service Co., Ltd.	$22,252
2,100	AGC, Inc.	75,956
700	Aica Kogyo Co., Ltd.	23,354
2,900	Aida Engineering, Ltd.	26,236
8,600	Aiful Corp.*	20,104
300	Ain Holdings, Inc.	19,134
2,300	Air Water, Inc.	33,869
2,300	Aisin Seiki Co., Ltd.	86,153
2,900	Ajinomoto Co., Inc.	48,442
1,200	Alconix Corp.†	15,892
800	Alfresa Holdings Corp.	16,404
2,600	Alps Alpine Co., Ltd.	59,631
2,700	Amada Holdings Co., Ltd.	31,062
1,000	Amano Corp.	30,693
700	ANA Holdings, Inc.	23,463
1,500	Anritsu Corp.†	29,930
1,100	AOKI Holdings, Inc.	11,450
900	Aoyama Trading Co., Ltd.	12,731
700	Aozora Bank, Ltd.	18,625
500	Arata Corp.	20,846
2,000	Arcland Sakamoto Co., Ltd.	23,009
1,000	Arcs Co., Ltd.	21,232
1,400	Arisawa Manufacturing Co., Ltd.	13,039
1,800	Asahi Diamond Industrial Co., Ltd.	10,685
3,400	Asahi Group Holdings, Ltd.	155,927
1,000	Asahi Holdings, Inc.	24,905
1,600	Asahi Intecc Co., Ltd.	47,122
15,000	Asahi Kasei Corp.	170,356
10,900	Astellas Pharma, Inc.	187,594
2,400	Atom Corp.†	22,420
1,600	Avex, Inc.	18,539
800	Awa Bank, Ltd. (The)	18,031
1,100	Azbil Corp.	31,232
2,000	Bandai Namco Holdings, Inc.	122,056
600	Bank of Kyoto, Ltd. (The)	25,954
1,300	Bank of the Ryukyus, Ltd.	14,369
1,300	Bell System24 Holdings, Inc.	20,579
1,300	Belluna Co., Ltd.	8,519
800	Benesse Holdings, Inc.	21,161
1,500	Bic Camera, Inc.	17,201
800	BML, Inc.	23,156
7,200	Bridgestone Corp.	269,698
4,000	Broadleaf Co., Ltd.†	24,555
1,400	Brother Industries, Ltd.	29,261
3,200	Bunka Shutter Co., Ltd.	28,391
Shares		Value (Note 1)
	Japan (Continued)
700	Calbee, Inc.	$22,903
900	Canon Electronics, Inc.	17,411
4,600	Canon, Inc.†	126,436
1,200	Capcom Co., Ltd.	33,464
1,600	Casio Computer Co., Ltd.	32,264
1,300	Cawachi, Ltd.	26,477
1,100	Central Glass Co., Ltd.	27,142
900	Central Japan Railway Co.	182,228
3,700	Chiba Bank, Ltd. (The)	21,555
1,100	Chofu Seisakusho Co., Ltd.	24,945
3,800	Chubu Electric Power Co., Inc.	53,911
700	Chudenko Corp.	16,312
400	Chugai Pharmaceutical Co., Ltd.	37,108
1,700	Chugoku Electric Power Co., Inc. (The)†	22,374
2,300	Chugoku Marine Paints, Ltd.	22,120
5,400	Citizen Watch Co., Ltd.	29,670
1,000	CKD Corp.	16,916
3,900	CMK Corp.	24,192
800	Coca-Cola Bottlers Japan Holdings, Inc.†	20,549
600	cocokara fine, Inc.	35,010
1,000	Colowide Co., Ltd.	20,809
900	COMSYS Holdings Corp.	25,967
5,100	Concordia Financial Group, Ltd.	21,216
2,000	Cosmo Energy Holdings Co., Ltd.	46,293
1,900	Credit Saison Co., Ltd.	33,242
900	CyberAgent, Inc.	31,600
1,700	Dai Nippon Printing Co., Ltd.	46,312
3,600	Dai-ichi Life Holdings, Inc.	60,185
2,100	Daicel Corp.	20,274
3,700	Daido Metal Co., Ltd.	25,982
600	Daido Steel Co., Ltd.	26,534
700	Daifuku Co., Ltd.	42,906
1,000	Daihen Corp.	33,316
700	Daiho Corp.	18,548
400	Daiichi Sankyo Co., Ltd.	26,609
600	Daiichikosho Co., Ltd.	31,641
1,500	Daikin Industries, Ltd.	213,290
1,400	Daikyonishikawa Corp.	11,017
800	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	23,340
1,900	Daio Paper Corp.	26,142
900	Daiseki Co., Ltd.	26,216

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Japan (Continued)
400	Daishi Hokuetsu Financial Group, Inc.	$11,228
500	Daito Trust Construction Co., Ltd.	62,031
5,300	Daiwa House Industry Co., Ltd.	165,358
9,500	Daiwa Securities Group, Inc.	48,350
500	Daiwabo Holdings Co., Ltd.	30,970
2,200	DCM Holdings Co., Ltd.	21,523
1,200	DeNA Co., Ltd.	19,382
1,300	Denka Co., Ltd.	39,124
3,100	Denso Corp.	141,683
200	Dentsu, Inc.†	6,949
2,400	Dexerials Corp.	24,363
1,200	DIC Corp.	33,519
400	Digital Arts, Inc.	20,542
1,800	DMG Mori Co., Ltd.†	27,997
1,100	Doutor Nichires Holdings Co., Ltd.	21,928
1,100	Dowa Holdings Co., Ltd.	41,254
600	DTS Corp.	14,059
1,000	Duskin Co., Ltd.	27,840
500	DyDo Group Holdings, Inc.†	21,191
1,100	Eagle Industry Co., Ltd.	11,511
1,900	East Japan Railway Co.	172,382
1,100	Ebara Corp.	33,662
2,100	EDION Corp.	23,444
300	Eisai Co., Ltd.	22,652
600	Eizo Corp.	21,508
800	Elecom Co., Ltd.	32,543
900	Electric Power Development Co., Ltd.	21,925
1,000	Exedy Corp.	22,871
900	Fancl Corp., Class C	24,120
200	FANUC Corp.	37,421
400	Fast Retailing Co., Ltd.	239,289
1,100	FCC Co., Ltd.	24,064
2,700	Ferrotec Holdings Corp.	22,961
2,100	Financial Products Group Co., Ltd.	20,352
900	Foster Electric Co., Ltd.	15,962
400	FP Corp.	23,892
1,100	Fudo Tetra Corp.	17,443
1,600	Fuji Corp/Aichi	29,613
1,400	Fuji Electric Co., Ltd.	43,100
1,500	Fuji Media Holdings, Inc.	21,481
700	Fuji Oil Holdings, Inc.	18,915
700	Fuji Seal International, Inc.	15,610
900	FUJIFILM Holdings Corp.	43,321
Shares		Value (Note 1)
	Japan (Continued)
7,900	Fujikura, Ltd.	$32,864
1,600	Fujitsu General, Ltd.	36,210
2,800	Fujitsu, Ltd.	264,654
1,000	Fukuoka Financial Group, Inc.	19,373
600	Fukuyama Transporting Co., Ltd.	22,033
1,400	Funai Soken Holdings, Inc.	31,967
900	Furukawa Co., Ltd.	11,977
1,200	Furukawa Electric Co., Ltd.	31,144
1,200	Furuno Electric Co., Ltd.	14,932
800	Futaba Corp.	9,984
500	Fuyo General Lease Co., Ltd.	33,915
800	Geo Holdings Corp.	9,925
1,000	Glory, Ltd.	30,463
1,700	GMO internet, Inc.	32,465
700	Goldcrest Co., Ltd.†	13,420
400	Goldwin, Inc.	29,525
5,100	Gree, Inc.	23,140
2,200	GS Yuasa Corp.	47,885
4,900	Gunma Bank, Ltd. (The)	17,407
600	Gunze, Ltd.	27,003
1,700	H2O Retailing Corp.	19,197
5,000	Hachijuni Bank, Ltd. (The)	21,996
2,400	Hakuhodo DY Holdings, Inc.	39,052
700	Hamamatsu Photonics KK	28,959
2,200	Hankyu Hanshin Holdings, Inc.	94,759
800	Hanwa Co., Ltd.	21,183
400	Harmonic Drive Systems, Inc.†	19,401
5,200	Haseko Corp.	70,399
3,500	Hazama Ando Corp.	30,666
1,200	Heiwa Corp.	25,247
600	Heiwa Real Estate Co., Ltd.	16,566
900	Heiwado Co., Ltd.	17,146
200	Hikari Tsushin, Inc.	50,490
3,100	Hiroshima Bank, Ltd. (The)	15,292
900	HIS Co., Ltd.	25,967
400	Hisamitsu Pharmaceutical Co., Inc.	19,695
1,000	Hitachi Capital Corp.	26,497
1,200	Hitachi Chemical Co., Ltd.	50,527
1,900	Hitachi Construction Machinery Co., Ltd.	57,443
2,000	Hitachi Metals, Ltd.	29,690
6,400	Hitachi Zosen Corp.	24,268
11,500	Hitachi, Ltd.	489,614
400	Hogy Medical Co., Ltd.	13,179
2,900	Hokkaido Electric Power Co., Inc.	14,146

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Japan (Continued)
700	Hokkoku Bank, Ltd. (The)	$22,387
3,000	Hokuetsu Corp.	15,600
1,800	Hokuhoku Financial Group, Inc.	19,084
2,300	Hokuriku Electric Power Co.*	16,850
1,200	Hokuto Corp.	21,845
11,600	Honda Motor Co., Ltd.†	330,849
500	Horiba, Ltd.	33,731
3,100	Hosiden Corp.	39,543
600	House Foods Group, Inc.	20,597
2,400	Hoya Corp.	230,822
2,300	Hulic Co., Ltd.	27,857
3,000	Hyakugo Bank, Ltd. (The)	9,608
1,400	Ibiden Co., Ltd.	33,565
6,700	Ichigo, Inc.	28,427
600	Idec Corp.	12,491
3,300	Idemitsu Kosan Co., Ltd.	92,025
2,200	IHI Corp.	52,117
1,100	Iida Group Holdings Co., Ltd.	19,428
900	Inabata & Co., Ltd.	13,576
7,300	Inpex Corp.	76,356
1,000	Internet Initiative Japan, Inc.	27,104
600	Iriso Electronics Co., Ltd.	26,727
1,900	Isetan Mitsukoshi Holdings, Ltd.	17,207
1,600	Ishihara Sangyo Kaisha, Ltd.	15,403
1,500	Isuzu Motors, Ltd.	17,933
500	Ito En, Ltd.	25,217
2,500	ITOCHU Corp.	58,315
3,400	Itoham Yonekyu Holdings, Inc.	22,061
700	Iwatani Corp.	23,934
4,100	Iyo Bank, Ltd. (The)	23,395
500	Izumi Co., Ltd.	18,108
1,600	J Front Retailing Co., Ltd.	22,530
2,300	J Trust Co., Ltd.†	9,081
1,300	Jaccs Co., Ltd.	33,501
700	Jafco Co., Ltd.	27,702
1,400	Japan Airlines Co., Ltd.	43,770
1,800	Japan Aviation Electronics Industry, Ltd.	36,744
4,900	Japan Exchange Group, Inc.	87,037
1,500	Japan Lifeline Co., Ltd.	20,611
1,100	Japan Petroleum Exploration Co., Ltd.	29,916
4,300	Japan Post Holdings Co., Ltd.	40,604
600	Japan Pulp & Paper Co., Ltd.	23,193
3,000	Japan Securities Finance Co., Ltd.	14,413
Shares		Value (Note 1)
	Japan (Continued)
1,300	Japan Steel Works, Ltd. (The)	$25,807
10,300	Japan Tobacco, Inc.	230,590
2,800	Japan Wool Textile Co., Ltd. (The)	29,094
1,100	JCU Corp.	32,801
3,600	JFE Holdings, Inc.	46,750
1,500	JGC Holding Corp.	24,228
400	JINS Holdings, Inc.	27,169
600	Joshin Denki Co., Ltd.	14,385
700	JSR Corp.	12,962
3,800	JTEKT Corp.	45,500
1,600	Juki Corp.†	12,988
800	Juroku Bank, Ltd. (The)	18,915
8,900	JVCKenwood Corp.	22,444
45,900	JXTG Holdings, Inc.	210,332
2,200	K's Holdings Corp.	28,974
1,900	Kadokawa Dwango*	36,564
800	Kaga Electronics Co., Ltd.	18,569
800	Kagome Co., Ltd.	19,276
7,500	Kajima Corp.	100,640
1,100	Kakaku.com, Inc.	28,276
500	Kaken Pharmaceutical Co., Ltd.	27,794
1,000	Kamigumi Co., Ltd.	22,079
1,300	Kanamoto Co., Ltd.	33,752
2,200	Kandenko Co., Ltd.	21,240
600	Kaneka Corp.	19,438
1,700	Kanematsu Corp.	23,046
4,400	Kansai Electric Power Co., Inc. (The)	51,206
1,200	Kansai Paint Co., Ltd.	29,565
3,100	Kao Corp.	257,489
400	Kato Sangyo Co., Ltd.	13,290
300	KAWADA TECHNOLOGIES, Inc.	18,554
2,100	Kawasaki Heavy Industries, Ltd.	46,540
1,600	Kawasaki Kisen Kaisha, Ltd.*	27,434
15,300	KDDI Corp.	458,064
1,200	Keihan Holdings Co., Ltd.	58,534
1,300	Keihin Corp.	30,689
1,500	Keikyu Corp.	29,129
700	Keio Corp.	42,584
200	Keisei Electric Railway Co., Ltd.	7,805
2,500	Keiyo Bank, Ltd. (The)	14,564
4,600	Kenedix, Inc.	24,089
900	Kewpie Corp.	20,318
1,000	Keyence Corp.	354,240
1,100	KH Neochem Co., Ltd.	23,649

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Japan (Continued)
400	Kikkoman Corp.	$19,769
1,400	Kintetsu Group Holdings Co., Ltd.	76,278
1,700	Kintetsu World Express, Inc.	29,852
6,400	Kirin Holdings Co., Ltd.	140,776
800	Kissei Pharmaceutical Co., Ltd.	22,972
1,500	Kito Corp.	23,772
2,600	Kitz Corp.	18,521
1,600	Kiyo Bank, Ltd. (The)	24,444
1,900	Koa Corp.	23,904
900	Kobe Bussan Co., Ltd.	31,062
4,400	Kobe Steel, Ltd.	23,852
900	Kohnan Shoji Co., Ltd.	21,238
1,500	Koito Manufacturing Co., Ltd.	70,406
1,500	Kokuyo Co., Ltd.	22,558
11,000	Komatsu, Ltd.	267,470
1,100	KOMEDA Holdings Co., Ltd.	21,523
1,000	Komeri Co., Ltd.	21,600
1,400	Komori Corp.	14,560
700	Konami Holdings Corp.	28,894
6,900	Konica Minolta, Inc.	45,278
1,200	Konoike Transport Co., Ltd.	18,333
300	Kose Corp.	44,177
500	Kotobuki Spirits Co., Ltd.	37,044
4,600	Kubota Corp.	73,072
400	Kumagai Gumi Co., Ltd.	12,259
3,100	Kumiai Chemical Industry Co., Ltd.	28,616
2,700	Kuraray Co., Ltd.	33,074
400	Kureha Corp.	24,223
1,100	Kurita Water Industries, Ltd.	32,953
1,100	KYB Corp.*	32,902
500	Kyocera Corp.	34,421
1,500	Kyoei Steel, Ltd.	29,529
1,700	Kyokuto Kaihatsu Kogyo Co., Ltd.	25,174
500	KYORIN Holdings, Inc.	8,785
500	Kyoritsu Maintenance Co., Ltd.	23,837
1,000	Kyowa Exeo Corp.	25,466
1,100	Kyowa Kirin Co. Ltd.	26,048
600	Kyudenko Corp.	17,864
2,400	Kyushu Electric Power Co., Inc.	20,873
5,000	Kyushu Financial Group, Inc.	21,720
1,200	Kyushu Railway Co.	40,311
1,600	Lasertec Corp.	81,874
400	Lawson, Inc.	22,788
2,600	Leopalace21 Corp.†,*	8,495
1,000	Life Corp.	23,911
Shares		Value (Note 1)
	Japan (Continued)
100	LINE Corp.*	$4,924
1,000	Lintec Corp.	22,493
1,100	Lion Corp.	21,513
2,600	LIXIL Group Corp.	45,202
1,400	LIXIL VIVA Corp.	25,228
3,900	M3, Inc.	118,628
700	Mabuchi Motor Co., Ltd.	26,736
1,300	Macnica Fuji Electronics Holdings, Inc.	22,481
900	Macromill, Inc.	8,697
3,800	Maeda Corp.	37,386
800	Maeda Kosen Co., Ltd.	16,073
1,100	Maeda Road Construction Co., Ltd.	27,071
600	Makino Milling Machine Co., Ltd.	27,721
900	Makita Corp.	31,559
6,900	Marubeni Corp.	51,476
800	Marudai Food Co., Ltd.	16,765
700	Maruha Nichiro Corp.	18,007
1,100	Marui Group Co., Ltd.	27,010
2,200	Marusan Securities Co., Ltd.	9,881
400	Maruwa Co., Ltd.	31,255
1,900	Matsui Securities Co., Ltd.†	15,143
1,700	Maxell Holdings, Ltd.	23,109
6,700	Mazda Motor Corp.	57,840
500	McDonald's Holdings Co. Japan, Ltd.†	24,113
9,000	Mebuki Financial Group, Inc.	23,193
1,000	Medipal Holdings Corp.	22,208
1,000	Megachips Corp.	17,266
1,000	Megmilk Snow Brand Co., Ltd.	22,935
1,700	Meidensha Corp.	37,894
700	MEIJI Holdings Co., Ltd.	47,545
1,200	Meiko Electronics Co., Ltd.	27,191
500	Meitec Corp.	28,301
600	Milbon Co., Ltd.	34,237
1,200	Mimasu Semiconductor Industry Co., Ltd.	24,286
5,500	MINEBEA MITSUMI, Inc.	115,259
900	Miraca Holdings, Inc.	22,224
1,600	Mirait Holdings Corp.	24,312
1,000	MISUMI Group, Inc.	25,052
15,300	Mitsubishi Chemical Holdings Corp.	115,114
3,600	Mitsubishi Corp.	96,084
13,000	Mitsubishi Electric Corp.	179,288

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Japan (Continued)
4,500	Mitsubishi Estate Co., Ltd.	$86,538
1,700	Mitsubishi Gas Chemical Co., Inc.	26,191
1,000	Mitsubishi Heavy Industries, Ltd.	39,096
900	Mitsubishi Logistics Corp.	23,582
1,000	Mitsubishi Materials Corp.	27,399
5,200	Mitsubishi Motors Corp.	21,919
1,500	Mitsubishi Tanabe Pharma Corp.	27,721
43,600	Mitsubishi UFJ Financial Group, Inc.	238,033
8,700	Mitsubishi UFJ Lease & Finance Co., Ltd.	56,529
4,900	Mitsui & Co., Ltd.	87,758
3,000	Mitsui Chemicals, Inc.	73,996
2,100	Mitsui E&S Holdings Co., Ltd.*	17,201
800	Mitsui Fudosan Co., Ltd.	19,673
1,900	Mitsui Mining & Smelting Co., Ltd.	51,131
1,900	Mitsui OSK Lines, Ltd.	52,897
800	Mitsui-Soko Holdings Co., Ltd.	15,189
900	Miura Co., Ltd.	31,476
1,000	Mixi, Inc.	19,051
700	Miyazaki Bank, Ltd. (The)	17,601
84,900	Mizuho Financial Group, Inc.	131,505
1,000	Mizuho Leasing Co., Ltd.	31,522
300	Mochida Pharmaceutical Co., Ltd.	12,176
400	Modec, Inc.	9,811
7,000	Monex Group, Inc.	17,266
300	Monogatari Corp. (The)†	23,358
1,100	MonotaRO Co., Ltd.	29,592
700	Morinaga Milk Industry Co., Ltd.	28,669
1,800	MS&AD Insurance Group Holdings, Inc.	59,821
4,200	Murata Manufacturing Co., Ltd.	260,763
2,000	Musashi Seimitsu Industry Co., Ltd.	27,739
1,000	Musashino Bank, Ltd. (The)	17,348
1,200	Nabtesco Corp.	36,059
600	Nachi-Fujikoshi Corp.	26,589
1,500	Nagase & Co., Ltd.	22,502
1,300	Nagoya Railroad Co., Ltd.	40,560
1,200	Nankai Electric Railway Co., Ltd.	32,757
800	Nanto Bank, Ltd. (The)	20,491
2,600	NEC Corp.	108,159
1,100	NET One Systems Co., Ltd.	28,316
2,000	NGK Insulators, Ltd.	35,047
2,500	NGK Spark Plug Co., Ltd.	49,100
700	NH Foods, Ltd.	29,055
Shares		Value (Note 1)
	Japan (Continued)
2,400	NHK Spring Co., Ltd.	$21,978
1,300	Nichi-iko Pharmaceutical Co., Ltd.	16,284
1,200	Nichias Corp.	30,758
2,800	Nichicon Corp.	29,429
2,200	NichiiGakkan Co., Ltd.	33,469
800	Nichirei Corp.	18,775
1,000	Nidec Corp.	138,098
1,600	Nifco, Inc.	44,177
700	Nihon Kohden Corp.	19,520
1,000	Nihon M&A Center, Inc.	34,651
1,800	Nihon Parkerizing Co., Ltd.	19,482
900	Nihon Unisys, Ltd.	28,370
1,700	Nikkiso Co., Ltd.	22,546
1,300	Nikkon Holdings Co., Ltd.	32,854
3,000	Nikon Corp.	37,108
200	Nintendo Co., Ltd.	80,935
1,200	Nippo Corp.	25,998
600	Nippon Carbon Co., Ltd.†	22,668
1,500	Nippon Chemi-Con Corp.	28,991
700	Nippon Densetsu Kogyo Co., Ltd.	14,573
900	Nippon Electric Glass Co., Ltd.	20,219
1,200	Nippon Express Co., Ltd.	70,903
900	Nippon Flour Mills Co., Ltd.	13,998
600	Nippon Gas Co., Ltd.	19,355
15,200	Nippon Light Metal Holdings Co., Ltd.	33,015
1,200	Nippon Paper Industries Co., Ltd.	20,410
1,200	Nippon Seiki Co., Ltd.	19,758
2,600	Nippon Sheet Glass Co., Ltd.	16,655
400	Nippon Shokubai Co., Ltd.	24,997
2,600	Nippon Signal Company, Ltd.	34,960
900	Nippon Soda Co., Ltd.	24,559
5,500	Nippon Steel Corp.	83,724
500	Nippon Steel Trading Corp.	24,343
3,600	Nippon Suisan Kaisha, Ltd.	21,602
8,000	Nippon Telegraph & Telephone Corp.	202,991
4,900	Nippon Thompson Co., Ltd.	23,450
530	Nippon Yakin Kogyo Co., Ltd.	11,399
1,800	Nippon Yusen KK	32,818
2,200	Nipro Corp.†	26,626
2,000	Nishi-Nippon Financial Holdings, Inc.	15,775
900	Nishi-Nippon Railroad Co., Ltd.	20,873
1,000	Nishimatsu Construction Co., Ltd.	22,732

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Japan (Continued)
700	Nishio Rent All Co., Ltd.	$20,068
1,300	Nissan Chemical Corp.	54,977
27,700	Nissan Motor Co., Ltd.	162,164
2,700	Nissan Shatai Co., Ltd.	25,967
1,100	Nissha Co., Ltd.	11,349
800	Nisshin Oillio Group, Ltd. (The)	27,868
5,700	Nisshinbo Holdings, Inc.	54,820
400	Nissin Foods Holdings Co., Ltd.	29,893
1,600	Nissin Kogyo Co., Ltd.	32,691
500	Nitori Holdings Co., Ltd.	79,265
1,300	Nitto Boseki Co., Ltd.†	55,635
1,400	Nitto Denko Corp.	79,628
700	Nitto Kogyo Corp.	16,377
500	Noevir Holdings Co., Ltd.	26,920
700	NOF Corp.	23,515
1,100	Nojima Corp.	23,123
1,500	NOK Corp.	22,654
1,800	Nomura Co., Ltd.	24,104
9,400	Nomura Holdings, Inc.	48,741
1,100	Nomura Real Estate Holdings, Inc.	26,524
1,500	Nomura Research Institute, Ltd.	32,276
300	Noritake Co., Ltd.	12,922
700	Noritsu Koki Co., Ltd.	9,754
1,100	Noritz Corp.†	14,801
7,800	North Pacific Bank, Ltd.	17,588
2,200	NSD Co., Ltd.	36,405
5,200	NSK, Ltd.	49,820
10,800	NTN Corp.	34,292
5,900	NTT Data Corp.	79,659
11,900	NTT DOCOMO, Inc.	332,725
600	Obara Group, Inc.	20,404
6,000	Obayashi Corp.	67,204
300	Obic Co., Ltd.	40,753
2,100	Odakyu Electric Railway Co., Ltd.	49,304
1,100	Ogaki Kyoritsu Bank, Ltd. (The)	24,165
12,000	Oji Holdings Corp.	65,713
1,000	Okamura Corp.	10,253
4,600	Okasan Securities Group, Inc.	16,638
1,800	Oki Electric Industry Co., Ltd.	25,164
1,100	Okinawa Electric Power Co., Inc. (The)	20,734
500	OKUMA Corp.	26,690
700	Okumura Corp.	19,392
12,400	Olympus Corp.	192,753
2,400	Omron Corp.	141,807
Shares		Value (Note 1)
	Japan (Continued)
3,700	Onward Holdings Co., Ltd.	$22,202
1,200	Open House Co., Ltd.	34,568
400	Oracle Corp. Japan	36,630
8,100	Orient Corp.	12,300
400	Oriental Land Co., Ltd.	54,779
15,600	ORIX Corp.	260,012
2,000	Osaka Gas Co., Ltd.	38,489
1,100	OSG Corp.	21,159
700	Otsuka Corp.	28,186
200	Otsuka Holdings Co., Ltd.	8,988
1,900	Outsourcing, Inc.	20,249
1,600	Pacific Industrial Co., Ltd.	22,015
900	Pacific Metals Co., Ltd.	21,238
3,600	Pan Pacific International Holdings Corp.	60,003
31,300	Panasonic Corp.	296,566
3,900	Penta-Ocean Construction Co., Ltd.	24,300
800	PeptiDream, Inc.*	41,231
1,300	Persol Holdings Co., Ltd.	24,539
1,000	Pigeon Corp.†	36,952
500	Pilot Corp.	20,340
1,100	Piolax, Inc.	21,462
2,500	Press Kogyo Co., Ltd.	10,055
1,600	Pressance Corp.	19,703
1,100	Prima Meat Packers, Ltd.	25,684
1,300	Qol Holdings Co., Ltd.	18,306
1,600	Raito Kogyo Co., Ltd.	23,325
8,000	Rakuten, Inc.	68,842
7,700	Recruit Holdings Co., Ltd.	290,482
900	Relo Group, Inc.	25,263
11,000	Renesas Electronics Corp.*	75,928
2,800	Rengo Co., Ltd.	21,492
4,900	Resona Holdings, Inc.	21,601
1,100	Resorttrust, Inc.	18,780
3,000	Ricoh Co., Ltd.	32,911
400	Ricoh Leasing Co., Ltd.	15,186
400	Rinnai Corp.	31,476
4,000	Riso Kyoiku Co., Ltd.	14,210
100	Rohm Co., Ltd.	8,081
1,100	Round One Corp.	10,711
900	Royal Holdings Co., Ltd.†	20,476
500	Ryobi, Ltd.	8,992
2,000	Ryohin Keikaku Co., Ltd.	47,048
200	Ryosan Co., Ltd.	5,202
600	S Foods, Inc.	15,743

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Japan (Continued)
800	Saizeriya Co., Ltd.	$19,607
1,300	Sakata INX Corp.	14,214
2,700	Sala Corp.	15,879
1,800	SAMTY Co., Ltd.	37,208
2,100	San-Ai Oil Co., Ltd.	23,077
3,000	San-In Godo Bank, Ltd. (The)	18,499
1,200	Sangetsu Corp.	22,817
1,200	Sanken Electric Co., Ltd.	37,053
1,300	Sanki Engineering Co., Ltd.	18,461
600	Sankyo Co., Ltd.	20,017
500	Sankyu, Inc.	25,309
2,200	Santen Pharmaceutical Co., Ltd.	42,236
2,300	Sanwa Holdings Corp.	26,015
500	Sanyo Chemical Industries, Ltd.	24,941
300	Sanyo Denki Co., Ltd.	14,992
1,200	Sapporo Holdings, Ltd.	28,483
900	Sato Holdings Corp.	28,411
400	Sawai Pharmaceutical Co., Ltd.	25,475
1,000	SBI Holdings, Inc.	21,306
600	SCREEN Holdings Co., Ltd.	41,360
600	SCSK Corp.	31,310
1,000	Secom Co., Ltd.	89,982
3,000	Seibu Holdings, Inc.	49,561
1,000	Seikagaku Corp.	11,357
4,500	Seiko Epson Corp.	68,543
1,100	Seiko Holdings Corp.	29,592
1,600	Seino Holdings Co., Ltd.	21,750
1,400	Seiren Co., Ltd.	20,332
6,200	Sekisui Chemical Co., Ltd.	108,645
6,000	Sekisui House, Ltd.	128,857
8,500	Senshu Ikeda Holdings, Inc.	16,272
600	Seria Co., Ltd.	16,401
5,900	Seven & I Holdings Co., Ltd.	217,364
7,000	Seven Bank, Ltd.	23,064
1,900	Sharp Corp.	29,465
600	Shibuya Corp.†	16,925
1,000	Shiga Bank, Ltd. (The)	25,650
1,700	Shikoku Electric Power Co., Inc.	16,866
900	Shima Seiki Manufacturing, Ltd.	21,147
1,300	Shimachu Co., Ltd.	35,690
1,000	Shimadzu Corp.	31,660
300	Shimamura Co., Ltd.	22,972
100	Shimano, Inc.	16,355
3,500	Shimizu Corp.	35,949
1,400	Shin-Etsu Chemical Co., Ltd.	155,391
Shares		Value (Note 1)
	Japan (Continued)
3,100	Shin-Etsu Polymer Co., Ltd.	$31,783
2,800	Shinko Electric Industries Co., Ltd.	33,243
1,700	Shinmaywa Industries, Ltd.	23,172
1,800	Shinsei Bank, Ltd.	27,748
1,600	Shionogi & Co., Ltd.	99,647
600	Ship Healthcare Holdings, Inc.	27,886
2,600	Shiseido Co., Ltd.	186,215
2,200	Shizuoka Bank, Ltd. (The)	16,563
2,800	Shizuoka Gas Co., Ltd.	24,507
600	SHO-BOND Holdings Co., Ltd.	25,070
1,000	Showa Corp.	20,910
2,700	Showa Denko KK†	72,038
1,000	Siix Corp.	14,017
2,200	Sinfonia Technology Co., Ltd.	27,962
3,900	SKY Perfect JSAT Holdings, Inc.	17,408
2,600	Skylark Holdings Co., Ltd.†	51,088
200	SMC Corp.	92,568
1,300	SMS Co., Ltd.	36,193
2,700	Sodick Co., Ltd.	24,203
15,400	SoftBank Group Corp.	674,082
500	Sohgo Security Services Co., Ltd.	27,242
7,800	Sojitz Corp.	25,269
1,400	Sompo Holdings, Inc.	55,405
10,500	Sony Corp.	715,204
1,100	Sony Financial Holdings, Inc.	26,605
800	Sotetsu Holdings, Inc.	21,831
400	Stanley Electric Co., Ltd.	11,707
1,600	Star Micronics Co., Ltd.	23,193
800	Starts Corp., Inc.	20,505
7,300	Subaru Corp.	182,307
3,200	SUMCO Corp.	53,778
13,500	Sumitomo Chemical Co., Ltd.	61,875
3,800	Sumitomo Corp.	56,796
700	Sumitomo Dainippon Pharma Co., Ltd.	13,722
5,300	Sumitomo Electric Industries, Ltd.	80,582
1,600	Sumitomo Forestry Co., Ltd.	23,782
1,700	Sumitomo Heavy Industries, Ltd.	48,972
1,100	Sumitomo Metal Mining Co., Ltd.	35,879
3,600	Sumitomo Mitsui Construction Co., Ltd.	21,039
4,200	Sumitomo Mitsui Financial Group, Inc.	156,087
1,200	Sumitomo Mitsui Trust Holdings, Inc.	47,898

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Japan (Continued)
900	Sumitomo Osaka Cement Co., Ltd.	$39,552
1,700	Sumitomo Realty & Development Co., Ltd.	59,642
3,700	Sumitomo Rubber Industries, Ltd.	45,528
400	Sumitomo Seika Chemicals Co., Ltd.	13,050
900	Sumitomo Warehouse Co., Ltd. (The)	12,184
2,600	Sun Frontier Fudousan Co., Ltd.	31,323
700	Sundrug Co., Ltd.	25,480
1,100	Suntory Beverage & Food, Ltd.	46,013
400	Sushiro Global Holdings, Ltd.	34,494
400	Suzuken Co., Ltd.	16,437
3,200	Suzuki Motor Corp.	134,503
1,200	Sysmex Corp.	82,268
1,700	Systena Corp.	27,787
800	T Hasegawa Co., Ltd.	15,690
2,400	T&D Holdings, Inc.	30,813
700	Tachi-S Co., Ltd.	9,238
2,200	Tadano, Ltd.	20,268
1,800	Taiheiyo Cement Corp.	53,260
3,200	Taisei Corp.	133,855
2,000	Taiyo Yuden Co., Ltd.†	61,755
1,600	Takashimaya Co., Ltd.	18,083
2,100	Takeda Pharmaceutical Co., Ltd.	83,726
1,200	Takeuchi Manufacturing Co., Ltd.	18,179
2,100	Tamura Corp.	13,819
2,100	TDK Corp.	239,464
600	TechnoPro Holdings, Inc.	42,244
4,200	Teijin, Ltd.	79,048
400	Tekken Corp.	10,389
4,200	Terumo Corp.	150,173
1,600	THK Co., Ltd.	43,705
800	TIS, Inc.	47,342
3,100	Toagosei Co., Ltd.	36,234
1,500	Tobu Railway Co., Ltd.	54,599
2,200	Tocalo Co., Ltd.	22,758
3,500	Toda Corp.	23,386
200	Toei Co., Ltd.	29,893
500	Toho Gas Co., Ltd.	20,524
1,500	Toho Holdings Co., Ltd.	33,505
900	Toho Zinc Co., Ltd.	17,171
3,300	Tohoku Electric Power Co., Inc.	32,862
3,600	Tokai Carbon Co., Ltd.†	36,280
1,300	Tokai Rika Co., Ltd.	25,688
Shares		Value (Note 1)
	Japan (Continued)
4,800	Tokai Tokyo Financial Holdings, Inc.	$14,446
200	Token Corp.	13,566
1,100	Tokio Marine Holdings, Inc.	61,947
1,100	Tokuyama Corp.	28,984
1,300	Tokyo Broadcasting System Holdings, Inc.	22,326
700	Tokyo Century Corp.	37,688
1,500	Tokyo Dome Corp.	14,992
9,100	Tokyo Electric Power Co. Holdings, Inc.*	39,112
1,100	Tokyo Electron, Ltd.	242,212
2,400	Tokyo Gas Co., Ltd.	58,567
1,400	Tokyo Kiraboshi Financial Group, Inc.	19,701
800	Tokyo Ohka Kogyo Co., Ltd.	31,513
2,000	Tokyo Steel Manufacturing Co., Ltd.	14,541
2,700	Tokyo Tatemono Co., Ltd.	42,467
1,700	Tokyu Construction Co., Ltd.	12,219
2,900	Tokyu Corp.	53,887
6,100	Tokyu Fudosan Holdings Corp.	42,386
5,300	TOMONY Holdings, Inc.	20,292
1,900	Tomy Co., Ltd.	24,778
1,500	Topcon Corp.	19,645
2,600	Toppan Forms Co., Ltd.	29,337
1,500	Toppan Printing Co., Ltd.	31,213
1,100	Topre Corp.	17,929
500	Topy Industries, Ltd.	9,286
16,200	Toray Industries, Inc.	110,495
1,200	Toridoll Holdings Corp.	31,122
900	Torii Pharmaceutical Co., Ltd.	25,346
1,300	Tosei Corp.	17,851
1,100	Toshiba Machine Co., Ltd.	29,966
900	Toshiba TEC Corp.	37,440
6,500	Tosoh Corp.	101,399
600	TOTO, Ltd.	25,622
900	Towa Pharmaceutical Co., Ltd.	23,574
3,100	Toyo Construction Co., Ltd.	14,922
500	Toyo Ink SC Holdings Co., Ltd.	12,273
1,000	Toyo Seikan Group Holdings, Ltd.	17,395
1,600	Toyo Tire Corp.	23,193
2,500	Toyobo Co., Ltd.	38,332
1,200	Toyoda Gosei Co., Ltd.	30,316
700	Toyota Industries Corp.	40,780

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Japan (Continued)
22,300	Toyota Motor Corp.	$1,583,196
1,400	Toyota Tsusho Corp.	49,735
600	TPR Co., Ltd.	11,939
1,200	Trend Micro, Inc.	61,847
300	Trusco Nakayama Corp.	7,736
800	TS Tech Co., Ltd.	25,217
600	Tsubakimoto Chain Co.	21,343
2,600	Tsugami Corp.	26,776
700	Tsumura & Co.	20,680
700	TV Asahi Holdings Corp.	13,059
1,000	UACJ Corp.	22,990
2,000	Ube Industries, Ltd.	43,790
900	Ulvac, Inc.	35,990
2,300	Unicharm Corp.	78,321
800	Unipres Corp.	11,353
800	United Arrows, Ltd.	22,751
1,100	United Super Markets Holdings, Inc.	9,729
1,100	Unizo Holdings Co., Ltd.	51,834
2,000	Ushio, Inc.	29,893
1,300	USS Co., Ltd.	24,719
400	V Technology Co., Ltd.†	20,505
1,200	Valor Holdings Co., Ltd.	23,590
1,000	Valqua, Ltd.	24,159
1,400	Vital KSK Holdings, Inc.	13,516
800	Wacoal Holdings Corp.	21,624
2,000	Wakita & Co., Ltd.	20,579
400	Welcia Holdings Co., Ltd.	25,586
1,000	West Japan Railway Co.	86,890
1,000	Xebio Holdings Co., Ltd.	12,149
400	Yakult Honsha Co., Ltd.	22,199
4,400	Yamada Denki Co., Ltd.	23,406
2,100	Yamaguchi Financial Group, Inc.	14,379
500	Yamaha Corp.	27,978
5,600	Yamaha Motor Co., Ltd.	113,541
2,400	Yamato Holdings Co., Ltd.	41,239
900	Yamato Kogyo Co., Ltd.	22,712
1,200	Yamazaki Baking Co., Ltd.	21,525
400	Yaoko Co., Ltd.	20,542
2,300	Yaskawa Electric Corp.	88,270
1,200	Yellow Hat, Ltd.	21,624
1,800	Yokogawa Bridge Holdings Corp.	33,199
1,200	Yokogawa Electric Corp.	21,304
2,500	Yokohama Reito Co., Ltd.	23,009
2,100	Yokohama Rubber Co., Ltd. (The)	41,186
19,800	Z Holdings Corp.	84,007
Shares		Value (Note 1)
	Japan (Continued)
700	Zenkoku Hosho Co., Ltd.	$29,957
900	Zensho Holdings Co., Ltd.	20,451
2,300	Zeon Corp.	28,915
600	ZOZO, Inc.	11,525
		34,507,089
	Netherlands—2.1%
1,275	Aalberts NV	57,221
1,069	ABN AMRO Group NV, ADR CVA#	19,449
13,492	Aegon NV	61,550
1,266	Akzo Nobel NV	128,715
5,987	Altice Europe NV*	38,601
580	AMG Advanced Metallurgical Group NV†	14,196
576	Amsterdam Commodities NV	13,407
1,679	APERAM SA	53,694
2,059	Arcadis NV	47,993
8,063	ArcelorMittal SA	141,470
802	ASM International NV	90,095
2,296	ASML Holding NV	679,139
2,865	ASR Nederland NV	107,208
331	Basic-Fit NV*,#	12,568
1,008	BE Semiconductor Industries NV	38,963
1,770	Boskalis Westminster	45,267
954	Coca-Cola European Partners PLC	7,780
900	Corbion NV	28,388
691	Flow Traders#	16,696
2,407	Fugro NV, ADR CVA*	26,940
490	GrandVision NV#	15,071
2,149	Heineken NV	228,808
531	IMCD NV	46,339
14,743	ING Groep NV	176,750
1,133	Intertrust NV#	21,999
9,237	Koninklijke Ahold Delhaize NV	231,002
7,677	Koninklijke BAM Groep NV	23,130
812	Koninklijke DSM NV	105,746
54,875	Koninklijke KPN NV	161,947
2,981	Koninklijke Philips NV	145,522
899	Koninklijke Vopak NV	48,736
1,412	NN Group NV	53,566
1,110	OCI NV*	23,345
10,631	PostNL NV†	23,993
1,610	Randstad NV	98,315
4,503	SBM Offshore NV	83,796

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Netherlands (Continued)
2,451	Signify NV#	$76,595
239	Takeaway.com NV*,†,#	22,037
640	TKH Group NV, ADR	35,823
1,381	Tomtom NV*	14,592
9,584	Unilever NV	550,742
388	Van Lanschot Kempen NV, ADR	8,726
2,640	Wolters Kluwer NV	192,543
		4,058,463
	New Zealand—0.2%
15,320	Air New Zealand, Ltd.	30,218
3,369	Auckland International Airport, Ltd.	19,845
6,850	Chorus, Ltd.	28,499
5,590	Contact Energy, Ltd.	26,831
1,449	EBOS Group, Ltd.	23,655
2,488	Fisher & Paykel Healthcare Corp., Ltd.	37,183
3,641	Freightways, Ltd.	20,835
10,832	Heartland Group Holdings, Ltd.	13,490
12,658	Infratil, Ltd.	42,948
684	Restaurant Brands New Zealand, Ltd.*	6,424
5,933	SKYCITY Entertainment Group, Ltd.	15,857
3,942	Summerset Group Holdings, Ltd.	23,618
14,615	Spark New Zealand, Ltd.	42,602
4,896	Z Energy, Ltd.	14,502
		346,507
	Norway—0.6%
404	Adevinta ASA,*	4,786
751	Aker BP ASA	24,636
4,348	Aker Solutions ASA*	12,243
2,299	Austevoll Seafood ASA	23,581
11,411	B2Holding ASA†	12,419
438	Bakkafrost P/F	32,429
480	Bonheur ASA	10,880
1,580	Borregaard ASA	17,097
6,229	BW LPG, Ltd.#	52,397
5,362	BW Offshore, Ltd.*	40,310
4,966	DNB ASA	92,767
12,792	DNO ASA	16,858
12,646	Equinor ASA†	252,796
4,440	Europris ASA#	17,448
1,329	FLEX LNG, Ltd.†	13,760
Shares		Value (Note 1)
	Norway (Continued)
1,365	Gjensidige Forsikring ASA	$28,647
768	Grieg Seafood ASA	12,273
2,876	Hoegh LNG Holdings, Ltd.	10,974
3,161	Mowi ASA†	82,164
13,327	Norsk Hydro ASA	49,548
1,595	Norwegian Finans Holding ASA*	17,314
5,186	Odfjell Drilling, Ltd.*	19,328
5,133	Orkla ASA	52,012
10,139	PGS ASA†,*	19,864
397	Salmar ASA	20,317
1,776	Sbanken ASA#	15,091
2,544	Scatec Solar ASA#	35,961
404	Schibsted ASA, Class B	11,587
1,199	SpareBank 1 SR-Bank ASA	13,657
1,656	Stolt-Nielsen, Ltd.	21,503
4,353	Storebrand ASA	34,222
2,103	Subsea 7 SA	25,140
4,815	Telenor ASA	86,353
1,294	TGS NOPEC Geophysical Co. ASA	39,369
888	Tomra Systems ASA	28,159
518	Yara International ASA	21,548
		1,269,438
	Portugal—0.1%
3,185	Altri SGPS SA†	20,292
2,841	CTT-Correios de Portugal SA†	10,166
932	EDP Renovaveis SA	10,977
5,615	Galp Energia SGPS SA	93,845
3,085	Jeronimo Martins SGPS SA	50,747
5,953	Navigator Co. SA (The)†	23,959
3,482	NOS SGPS SA	18,748
20,529	Sonae SGPS SA	20,955
		249,689
	Singapore—0.6%
35,700	Accordia Golf Trust	17,784
23,500	Ascendas India Trust	27,083
4,700	CapitaLand, Ltd.	13,105
62,200	CITIC Envirotech, Ltd.	25,205
3,400	City Developments, Ltd.	27,681
13,900	ComfortDelGro Corp., Ltd.	24,597
3,900	Dairy Farm International Holdings, Ltd.	22,269
8,000	DBS Group Holdings, Ltd.	153,939
18,300	First Resources, Ltd.	25,852

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Singapore (Continued)
132,400	Golden Agri-Resources, Ltd.	$23,134
11,200	GuocoLand, Ltd.	16,322
1,300	Haw Par Corp., Ltd.	12,363
5,500	Hongkong Land Holdings, Ltd.	31,625
1,000	Jardine Cycle & Carriage, Ltd.	22,380
4,800	Keppel Corp., Ltd.	24,162
57,577	Keppel Infrastructure Trust	23,117
14,800	NetLink NBN Trust	10,399
20,445	Oversea-Chinese Banking Corp., Ltd.	166,910
3,200	SATS, Ltd.	12,039
10,100	Sembcorp Industries, Ltd.	17,197
18,500	Sembcorp Marine, Ltd.*	18,157
9,000	Singapore Airlines, Ltd.	60,493
4,000	Singapore Exchange, Ltd.	26,350
32,900	Singapore Post, Ltd.	22,872
33,100	Singapore Press Holdings, Ltd.†	53,651
8,200	Singapore Technologies Engineering, Ltd.	24,022
12,000	United Overseas Bank, Ltd.	235,637
6,300	UOL Group, Ltd.	38,972
1,800	Venture Corp., Ltd.	21,681
6,700	Wilmar International, Ltd.	20,524
15,000	Wing Tai Holdings, Ltd.	22,529
29,500	Yangzijiang Shipbuilding Holdings, Ltd.	24,566
		1,266,617
	Spain—1.7%
229	Acciona SA†	24,094
2,154	Acerinox SA	24,270
3,592	ACS Actividades de Construccion y Servicios SA	143,639
723	Aena SME SA#	138,274
3,239	Amadeus IT Group SA	264,496
1,736	Applus Services SA	22,199
10,337	Banco Bilbao Vizcaya Argentaria SA	57,778
71,163	Banco de Sabadell SA	83,016
111,866	Banco Santander SA	468,041
6,635	Bankia SA	14,159
5,075	Bankinter SA	37,184
1,016	Bolsas y Mercados Espanoles SHMSF SA	39,181
13,771	CaixaBank SA	43,221
Shares		Value (Note 1)
	Spain (Continued)
2,864	Cellnex Telecom SA#	$123,266
796	Cia de Distribucion Integral Logista Holdings SA	17,947
861	CIE Automotive SA	20,359
535	Ebro Foods SA	11,576
3,909	Enagas SA	99,709
1,943	Endesa SA†	51,849
4,660	Ercros SA†	13,381
1,575	Euskaltel SA#	15,847
3,705	Faes Farma SA	20,780
1,123	Ferrovial SA	33,973
4,339	Global Dominion Access SA*,#	17,765
3,334	Grifols SA	117,540
364	Grupo Catalana Occidente SA	12,719
41,714	Iberdrola SA	429,538
1,575	Indra Sistemas SA†,*	17,985
6,499	Industria de Diseno Textil SA	229,268
21,228	Liberbank SA†	7,977
7,728	Mapfre SA	20,458
719	Masmovil Ibercom SA*	16,404
1,581	Mediaset Espana Comunicacion SA	10,037
1,460	Melia Hotels International SA	12,872
2,330	Naturgy Energy Group SA	58,544
2,459	Prosegur Cia de Seguridad SA	10,150
3,850	Red Electrica Corp. SA	77,410
3,329	Repsol SA	52,017
9,458	Sacyr SA†	27,584
41,030	Telefonica SA	286,587
3,839	Tubacex SA†	12,187
8,173	Unicaja Banco SA#	8,874
165	Vidrala SA	17,326
582	Viscofan SA	30,748
1,480	Zardoya Otis SA	11,662
		3,253,891
	Sweden—1.8%
984	AAK AB	18,700
1,720	Adapteo Oyj*	21,114
1,041	AddNode Group AB	19,839
572	AddTech AB, Class B	18,504
1,023	AF Poyry AB	23,876
1,926	Alfa Laval AB	48,508
933	Alimak Group AB#	13,906
5,483	Arjo AB, Class B	26,378
1,391	Assa Abloy AB, Class B	32,524

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Sweden (Continued)
5,277	Atlas Copco AB, Class A	$210,486
996	Atlas Copco AB, Class B	34,581
1,217	Avanza Bank Holding AB	12,707
1,206	Axfood AB	26,833
1,079	Beijer Alma AB	18,040
2,259	Betsson AB*	10,535
1,218	Bilia AB, Class A	13,823
1,635	BillerudKorsnas AB	19,315
475	BioGaia AB, Class B	21,528
981	Biotage AB	12,987
2,318	Boliden AB	61,499
1,253	Bonava AB, Class B	13,311
1,482	Bravida Holding AB#	14,391
1,916	Bure Equity AB	43,367
1,751	Castellum AB	41,128
447	Catena AB	19,734
7,868	Cloetta AB, Class B	26,629
1,370	Coor Service Management Holding AB#	12,053
3,565	Dios Fastigheter AB	32,657
2,657	Dometic Group AB#	26,756
2,421	Dustin Group AB#	19,425
2,954	Electrolux AB, Series B	72,507
1,639	Elekta AB, Class B	21,585
5,178	Epiroc AB, Class A	63,216
4,623	Essity AB, Class B	148,961
1,567	Fabege AB	26,049
2,158	Fagerhult AB	13,709
367	Fastighets AB Balder, Class B*	16,974
2,139	Getinge AB, Class B	39,736
1,098	Granges AB	11,600
1,286	Hemfosa Fastigheter AB†	16,654
5,892	Hennes & Mauritz AB, Class B	119,823
950	Hexagon AB, Class B	53,249
1,573	Hexpol AB	15,417
3,175	Hoist Finance AB†,#,*	16,929
1,048	Holmen AB, Class B	31,911
690	Hufvudstaden AB, Class A	13,636
1,656	Humana AB	10,767
2,679	Husqvarna AB, Class B	21,458
588	ICA Gruppen AB	27,447
773	Indutrade AB	27,664
631	Intrum AB	18,823
3,518	Inwido AB	27,081
1,080	JM AB†	31,986
Shares		Value (Note 1)
	Sweden (Continued)
13,093	Klovern AB, Class B	$32,123
1,219	KNOW IT AB	27,136
1,646	Kungsleden AB	17,292
1,742	Lagercrantz Group AB, Class B	27,228
1,567	Lindab International AB	20,009
981	Loomis AB, Class B	40,617
801	Lundin Petroleum AB	27,221
2,179	Mekonomen AB*	21,647
755	Millicom International Cellular SA, ADR	36,161
1,742	Modern Times Group MTG AB*	20,765
3,284	New Wave Group AB, Class B	20,967
1,997	Nibe Industrier AB, Class B	34,625
3,170	Nobia AB	23,624
1,697	Nobina AB#	11,677
2,599	Nordic Waterproofing Holding AS#	26,694
1,681	Nyfosa AB*	14,537
609	Pandox AB	13,784
2,782	Peab AB, Class B	27,846
1,578	Platzer Fastigheter Holding AB, Class B	18,532
4,394	Ratos AB, Class B	15,678
1,168	Recipharm AB, Class B	18,581
5,625	Resurs Holding AB#	36,123
9,448	Sandvik AB	184,242
5,565	SAS AB*	9,073
2,495	Scandi Standard AB	19,819
2,511	Scandic Hotels Group AB#	27,988
2,942	Securitas AB, Class B	50,712
11,213	Skandinaviska Enskilda Banken AB, Class A	105,446
1,322	Skanska AB, Class B	29,880
3,291	SKF AB, Class B	66,548
1,698	SkiStar AB	21,537
7,778	SSAB AB, Class B	25,344
2,726	Svenska Cellulosa AB SCA, Class B	27,649
6,847	Svenska Handelsbanken AB, Class A	73,760
7,351	Swedbank AB, Class A	109,445
1,048	Swedish Match AB	54,020
987	Swedish Orphan Biovitrum AB*	16,281
3,409	Tele2 AB, Class B	49,444
3,317	Telefonaktiebolaget LM Ericsson, Class B	28,884

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Sweden (Continued)
22,676	Telia Co. AB	$97,446
458	Thule Group AB (The)#	10,562
1,377	Trelleborg AB, Class B	24,779
1,704	Volvo AB, Class A	28,781
9,905	Volvo AB, Class B	165,923
1,004	Wihlborgs Fastigheter AB	18,491
		3,541,237
	Switzerland—5.8%
10,661	ABB, Ltd., Registered	257,437
2,548	Adecco Group AG, Registered	161,179
2,917	Alcon, Inc.*	165,170
309	Allreal Holding AG, Registered*	61,430
137	ALSO Holding AG, Registered*	23,131
579	ams AG*	23,494
47	APG SGA SA	13,792
1,914	Arbonia AG*	24,919
14,351	Aryzta AG*	16,044
1,516	Ascom Holding AG, Registered	16,479
119	Autoneum Holding AG†	14,288
766	Baloise Holding AG, Registered	138,510
44	Banque Cantonale Vaudoise, Registered	35,917
13	Barry Callebaut AG, Registered	28,719
7	Belimo Holding AG, Registered	52,728
35	Bell Food Group AG, Registered*	9,475
76	Berner Kantonalbank AG, Registered	17,433
301	BKW AG	22,206
157	Bobst Group SA, Registered†	9,141
127	Bossard Holding AG, Registered	22,925
149	Bucher Industries AG, Registered	52,315
137	Burkhalter Holding AG	10,773
456	Cembra Money Bank AG	49,944
1	Chocoladefabriken Lindt & Spruengli AG, Registered	88,345
1,569	Cie Financiere Richemont SA, Registered	123,309
2,253	Clariant AG, Registered*	50,284
205	Coltene Holding AG, Registered*	18,810
28	Conzzeta AG, Registered	33,445
5,213	Credit Suisse Group AG, Registered*	70,589
147	Daetwyler Holding AG	28,312
514	DKSH Holding AG	27,989
Shares		Value (Note 1)
	Switzerland (Continued)
66	dormakaba Holding AG*	$47,226
224	Dufry AG, Registered*	22,224
1,608	EFG International AG*	10,617
15	Emmi AG, Registered	13,058
41	EMS-Chemie Holding AG, Registered	26,965
456	Flughafen Zurich AG, Registered	83,256
20	Forbo Holding AG, Registered	34,057
5,107	GAM Holding AG*	14,796
349	Geberit AG, Registered	195,884
50	Georg Fischer AG	50,785
65	Givaudan SA, Registered	203,570
566	Helvetia Holding AG	80,005
136	Hiag Immobilien Holding AG	15,177
298	Huber + Suhner AG	23,648
36	Inficon Holding AG, Registered	28,586
11	Interroll Holding AG	24,721
1,729	Julius Baer Group, Ltd.*	89,201
80	Jungfraubahn Holding AG	13,639
223	Kardex AG, Registered	37,558
90	Komax Holding AG, Registered†	21,984
427	Kuehne + Nagel International AG, Registered	72,005
2,019	LafargeHolcim, Ltd., Registered*	112,028
1,247	Logitech International SA, Registered	59,051
667	Logitech International SA, Registered†	31,456
742	Lonza Group AG, Registered*	270,794
63	Luzerner Kantonalbank AG, Registered	27,308
1,480	Mobimo Holding AG, Registered*	16,608
150	Mobimo Holding AG, Registered*	44,715
22,264	Nestle SA, Registered	2,410,438
13,215	Novartis AG, Registered	1,254,865
5,439	OC Oerlikon Corp. AG, Registered	63,843
136	Orior AG*	12,577
156	Partners Group Holding AG†	143,040
786	PSP Swiss Property AG, Registered	108,503
78	Rieter Holding AG	11,130
4,932	Roche Holding AG	1,600,174
201	Roche Holding AG	63,885
140	Schindler Holding AG, Registered	34,313
25	Schweiter Technologies AG	31,670
123	SFS Group AG	11,832

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Switzerland (Continued)
50	SGS SA, Registered	$136,960
97	Siegfried Holding AG, Registered*	47,007
910	Sika AG, Registered	170,989
324	Sonova Holding AG, Registered	74,154
47	St Galler Kantonalbank AG, Registered	21,878
79	Straumann Holding AG, Registered	77,580
346	Sulzer AG, Registered	38,611
681	Sunrise Communications Group AG*,#	53,513
76	Swatch Group AG (The)†	21,203
384	Swatch Group AG (The), Registered	20,295
151	Swiss Life Holding AG, Registered	75,796
1,182	Swiss Prime Site AG, Registered*	136,666
1,421	Swiss Re AG	159,602
379	Swisscom AG, Registered	200,739
247	Swissquote Group Holding SA, Registered	12,383
493	Temenos AG, Registered*	78,040
276	u-blox Holding AG*	27,891
10,729	UBS Group AG, Registered*	135,526
94	Valora Holding AG, Registered*	26,224
228	VAT Group AG*,#	38,530
8	Vetropack Holding AG	25,129
451	Vifor Pharma AG	82,320
706	Vontobel Holding AG, Registered	50,444
77	VP Bank AG, Registered	12,332
593	Zehnder Group AG	27,940
1,165	Zurich Insurance Group AG	478,014
		11,315,490
	United Kingdom—11.6%
6,126	3i Group Plc	89,097
1,677	Admiral Group Plc	51,291
3,921	Aggreko Plc	43,243
12,432	Alliance Pharma Plc	13,849
12,069	Anglo American Plc	347,389
5,917	Anglo Pacific Group Plc	15,048
2,109	Antofagasta Plc	25,612
4,535	Ascential Plc#	23,536
2,310	Ashmore Group Plc†	15,850
6,474	Ashtead Group Plc	207,012
1,721	Associated British Foods Plc	59,225
Shares		Value (Note 1)
	United Kingdom (Continued)
7,627	AstraZeneca Plc	$768,514
2,395	AstraZeneca Plc, SP ADR	119,415
12,101	Auto Trader Group Plc#	95,308
28,447	Aviva Plc	157,770
835	Avon Rubber Plc	23,116
18,848	B&M European Value Retail SA	102,261
5,299	Babcock International Group Plc	44,178
19,453	BAE Systems Plc	145,534
12,620	Balfour Beatty Plc	43,697
617	Bank of Georgia Group Plc	13,281
81,962	Barclays Plc	195,029
7,150	Barratt Developments Plc	70,710
3,269	Beazley Plc	24,075
3,721	Bellway Plc	187,641
2,008	Berkeley Group Holdings Plc (The)	129,239
13,667	BHP Group Plc	321,660
4,891	Biffa Plc#	17,751
1,176	Bodycote Plc	14,830
8,370	boohoo Group Plc*	33,028
4,425	Bovis Homes Group Plc	79,597
202,870	BP Plc	1,267,291
8,187	Brewin Dolphin Holdings Plc	40,385
8,878	British American Tobacco Plc	380,018
589	British American Tobacco Plc, SP ADR	25,009
4,032	Britvic Plc	48,307
82,890	BT Group Plc	211,292
3,731	Bunzl Plc	102,054
3,700	Burberry Group Plc	108,067
3,052	Burford Capital, Ltd.†	28,784
3,640	C&C Group Plc	19,600
13,077	Cairn Energy Plc*	35,510
7,081	Capital & Counties Properties Plc	24,546
7,460	Card Factory Plc	14,615
993	Carnival Plc	47,931
21,596	Centamin Plc	36,330
6,675	Central Asia Metals Plc	19,452
77,567	Centrica Plc	91,751
2,609	Chesnara Plc	10,921
14,330	Cineworld Group Plc†	41,588
577	Clarkson Plc	23,120
2,800	Close Brothers Group Plc	59,268
14,824	Coats Group Plc	14,648
25,655	Cobham Plc	55,816

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	United Kingdom (Continued)
1,999	Coca-Cola HBC AG*	$67,918
11,710	Compass Group Plc	293,159
865	Computacenter Plc	20,315
23,805	ConvaTec Group Plc#	62,575
3,254	Countryside Properties Plc#	19,620
621	Cranswick Plc	27,885
4,845	Crest Nicholson Holdings Plc	27,712
1,039	Croda International Plc	70,464
1,316	Daily Mail & General Trust Plc	14,451
1,084	Dart Group Plc	24,324
593	DCC Plc	51,402
2,049	De La Rue Plc	3,865
5,029	Devro Plc	11,884
6,669	DFS Furniture Plc	25,530
12,494	Diageo Plc	529,668
2,860	Diploma Plc	76,676
26,929	Direct Line Insurance Group Plc	111,469
21,706	Dixons Carphone Plc	41,460
3,416	Domino's Pizza Group Plc	14,488
6,832	Drax Group Plc	28,416
1,548	easyJet Plc	29,209
8,674	EI Group Plc*	32,607
9,500	Electrocomponents Plc	85,267
13,055	Elementis Plc	30,954
1,355	EMIS Group Plc	19,887
70,446	EnQuest Plc*	20,100
4,422	Equiniti Group Plc#	12,090
489	Euromoney Institutional Investor Plc	8,433
3,432	Evraz Plc	18,366
7,845	Experian Plc	265,191
3,093	Ferguson Plc	280,644
1,881	Fevertree Drinks Plc	52,149
39,520	Firstgroup Plc*	65,645
5,744	Frasers Group Plc*	34,893
9,131	G4S Plc	26,367
2,798	Galliford Try Plc	31,855
642	Games Workshop Group Plc	51,916
928	Gamesys Group PLC*,†	8,691
26,092	GlaxoSmithKline Plc	614,848
4,280	GlaxoSmithKline Plc, SP ADR	201,117
101,056	Glencore Plc*	315,037
1,404	Go-Ahead Group Plc (The)	41,063
1,480	Grafton Group Plc	16,997
3,970	Grainger Plc	16,470
795	Greencore Group Plc	2,821
Shares		Value (Note 1)
	United Kingdom (Continued)
2,521	Greggs Plc	$76,737
9,789	Gulf Keystone Petroleum, Ltd.	27,554
2,921	GVC Holdings Plc	34,211
4,549	Gym Group Plc (The)#	17,414
6,271	Halfords Group Plc	14,063
4,048	Halma Plc	113,459
2,848	Hargreaves Lansdown Plc	72,997
25,710	Hays Plc	61,845
1,995	Headlam Group Plc	14,138
3,050	Helical Plc	19,150
11,962	Highland Gold Mining, Ltd.	31,119
1,984	Hikma Pharmaceuticals Plc	52,324
734	Hill & Smith Holdings Plc	14,321
916	Hilton Food Group Plc	13,444
1,266	Hiscox, Ltd.	23,880
3,986	Hollywood Bowl Group Plc	15,048
4,561	HomeServe Plc	76,365
14,041	Howden Joinery Group Plc	125,095
61,234	HSBC Holdings Plc	480,093
3,532	Hunting Plc	19,528
4,879	Ibstock Plc#	20,358
1,762	IG Group Holdings Plc	16,221
5,710	IMI Plc	89,173
8,898	Imperial Brands Plc	220,286
3,234	Inchcape Plc	30,243
3,716	Informa Plc	42,183
1,175	InterContinental Hotels Group Plc	81,058
390	InterContinental Hotels Group Plc, ADR	26,781
1,391	Intermediate Capital Group Plc	29,665
10,061	International Consolidated Airlines Group SA	83,292
4,161	International Personal Finance Plc	8,874
1,524	Intertek Group Plc	118,134
8,515	Investec Plc	49,977
7,770	IP Group Plc*	7,307
52,819	ITV Plc	105,646
4,101	IWG Plc	23,657
2,074	J D Wetherspoon Plc	45,686
11,978	J Sainsbury Plc	36,476
485	James Fisher & Sons Plc	13,009
7,633	JD Sports Fashion Plc	84,667
8,054	John Laing Group Plc#	40,540
1,637	John Menzies Plc	10,256
10,403	John Wood Group Plc	54,913

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	United Kingdom (Continued)
1,891	Johnson Matthey Plc	$75,044
7,194	Johnson Service Group Plc	18,677
2,812	Jupiter Fund Management Plc	15,257
2,888	Just Eat Plc*	31,935
30,973	Just Group Plc*	32,411
2,164	Kainos Group Plc	21,269
1,556	Keller Group Plc	15,458
32,972	Kingfisher Plc	94,774
1,402	Lancashire Holdings, Ltd.	14,244
63,390	Legal & General Group Plc	254,418
430,679	Lloyds Banking Group Plc	356,548
2,044	London Stock Exchange Group Plc	209,830
9,625	M&G Plc*	30,241
26,048	Man Group Plc	54,515
28,984	Marks & Spencer Group Plc	81,967
1,885	Marshalls Plc	21,473
18,395	Marston's Plc	30,994
8,666	McCarthy & Stone Plc#	17,104
3,805	Mears Group Plc	14,818
5,349	Mediclinic International Plc	29,163
7,048	Meggitt Plc	61,317
22,767	Melrose Industries Plc	72,407
2,240	Micro Focus International Plc	31,564
5,825	Mitchells & Butlers Plc*	35,454
7,524	Mitie Group Plc	14,451
150	MJ Gleeson Plc	1,897
4,012	Mondi Plc	94,196
5,751	Moneysupermarket.com Group Plc	25,184
7,506	Morgan Advanced Materials Plc	31,518
1,378	Morgan Sindall Group Plc	29,570
6,750	National Express Group Plc	41,987
3,646	National Grid Plc	45,605
1,154	Next Plc	107,276
537	NMC Health Plc†	12,569
3,003	Northgate Plc	12,371
4,680	On the Beach Group Plc#	30,215
4,865	OneSavings Bank Plc	27,929
1,080	Oxford Instruments Plc	22,031
8,188	Pagegroup Plc	56,724
5,714	Paragon Banking Group Plc	40,796
1,213	PayPoint Plc	16,260
3,815	Pearson Plc	32,190
41,805	Pendragon Plc†	7,199
6,124	Pennon Group Plc	83,146
3,326	Persimmon Plc	118,731
Shares		Value (Note 1)
	United Kingdom (Continued)
3,779	Petrofac, Ltd.	$19,167
14,508	Pets at Home Group Plc	53,732
1,116	Phoenix Group Holdings Plc	11,072
11,392	Photo-Me International Plc	14,637
1,840	Playtech Plc	9,676
1,113	Plus500, Ltd.	13,062
2,857	Polypipe Group Plc	20,436
33,266	Premier Oil Plc†,*	43,271
9,625	Prudential Plc	184,737
37,344	Quilter Plc#	79,665
351	Rathbone Brothers Plc	9,903
2,486	Reckitt Benckiser Group Plc	201,825
3,865	Redrow Plc	38,141
10,683	RELX Plc	269,642
3,910	RELX Plc, SP ADR†	98,806
2,776	Renew Holdings Plc	20,077
214	Renishaw Plc	10,681
18,010	Rentokil Initial Plc	108,068
10,927	Rightmove Plc	91,707
7,931	Rio Tinto Plc	473,058
13,976	Rolls-Royce Holdings Plc*	126,478
13,857	Rotork Plc	61,489
8,261	Royal Bank of Scotland Group Plc	26,295
8,858	Royal Dutch Shell Plc, ADR, Class B†	531,214
37,262	Royal Dutch Shell Plc, Class A	1,103,134
10,328	Royal Dutch Shell Plc, Class B	306,374
9,433	Royal Mail Plc	28,276
4,095	RSA Insurance Group Plc	30,679
14,231	Saga Plc	9,991
12,605	Sage Group Plc (The)	125,057
2,391	Savills Plc	35,947
927	Schroders Plc	40,938
11,630	Severfield Plc	12,940
2,767	Severn Trent Plc	92,179
7,442	SIG Plc	12,125
5,193	Signature Aviation Plc	21,819
7,497	Smith & Nephew Plc	181,977
2,377	Smiths Group Plc	53,116
1,795	Spectris Plc	69,095
12,936	Speedy Hire Plc	13,194
734	Spirax-Sarco Engineering Plc	86,434
7,170	Spire Healthcare Group Plc#	13,486
10,386	Spirent Communications Plc	34,600
14,542	SSE Plc	277,089

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	United Kingdom (Continued)
8,123	SSP Group Plc	$69,938
3,870	St James's Place Plc	59,695
2,024	St Modwen Properties Plc	13,324
5,772	Stagecoach Group Plc	12,233
20,666	Standard Chartered Plc	195,014
7,141	Standard Life Aberdeen Plc	31,035
4,177	SThree Plc	20,969
6,120	Stobart Group, Ltd.†	8,739
7,781	Stock Spirits Group Plc	21,283
2,853	Synthomer Plc	13,370
8,202	TalkTalk Telecom Group Plc	12,614
6,411	Tate & Lyle Plc	64,556
65,697	Taylor Wimpey Plc	168,301
978	Telecom Plus Plc	19,458
40,356	Tesco Plc	136,419
11,956	TP ICAP Plc	64,725
5,006	Travis Perkins Plc	106,228
1,888	TUI AG	23,853
42,736	Tullow Oil Plc	36,229
4,191	Tyman Plc	15,072
7,733	U & I Group Plc	18,110
632	Ultra Electronics Holdings Plc	17,697
8,051	Unilever Plc	463,953
7,319	United Utilities Group Plc	91,460
2,533	Urban & Civic Plc	11,575
Shares		Value (Note 1)
	United Kingdom (Continued)
20,856	Vectura Group Plc	$25,609
5,245	Vesuvius Plc	34,738
1,157	Victrex Plc	38,222
13,688	Virgin Money UK Plc	34,186
386	Vitec Group Plc (The)	5,624
207,108	Vodafone Group Plc	402,614
6,400	Volution Group Plc	21,787
5,138	Watkin Jones Plc	16,538
2,286	Weir Group Plc (The)	45,708
1,764	WH Smith Plc	60,751
1,204	Whitbread Plc	77,285
28,949	WM Morrison Supermarkets Plc	76,615
13,599	WPP Plc	192,111
		22,796,828
	TOTAL COMMON STOCKS (Cost $124,746,906)	142,925,687
	AFFILIATED INVESTMENT COMPANY—25.7%
	United States—25.7%
2,309,102	DFA Emerging Markets Core Equity Portfolio‡‡ (Cost $44,691,967)	50,269,148
		Expiration Date
	RIGHTS—0.0%
	Spain—0.0%
3,329 3,705	Repsol SA Faes Farma SA	01/21/2020 12/16/2020	1,579 594
			2,173
	TOTAL RIGHTS (Cost $2,158)		2,173
	PREFERRED STOCKS—0.5%
	Germany—0.5%
462	Bayerische Motoren Werke AG, 6.21%		28,528
387	Draegerwerk AG & Co. KGaA, 0.34%		24,179
1,051	FUCHS PETROLUB SE, 2.10%		52,061
963	Henkel AG & Co. KGaA, 1.97%		99,594
949	Jungheinrich AG, 2.30%		22,887

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares			Value (Note 1)
	Germany (Continued)
717	Porsche Automobil Holding SE, 3.20%		$53,596
422	Sartorius AG, 0.32%		90,317
252	Sixt SE, 3.47%		18,458
173	STO SE & Co. KgaA, 0.00%		22,122
3,099	Volkswagen AG, 2.61%		612,636
			1,024,378
	TOTAL PREFERRED STOCK (Cost $896,743)		1,024,378
		7-Day Yield
	SHORT-TERM INVESTMENTS—2.9%
5,624,362	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $5,624,362)††	1.620%	5,624,362
	TOTAL INVESTMENTS, AT VALUE—102.0% (Cost $175,962,136)		199,845,748
	Liabilities in Excess of Other Assets—(2.0)%		(3,872,887)
	NET ASSETS—100.0%		$195,972,861

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

#  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of securities exempt from registration under Rule 144A of the Securities Act of 1933 at December 31, 2019, amounts to approximately $2,284,291, and represents 1.17% of net assets.

†  Denotes all or a portion of security on loan. As of December 31, 2019, the market value of the securities on loan was $5,363,040 (Note 1)

††  Represents collateral received from securities lending transactions

‡‡  Affiliated issuer. Assets with a total aggregate market value of $50,269,148, or 25.7% of net assets, were affiliated with the Fund as of December 31, 2019 (see Note 2).

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

At December 31, 2019, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Mutual Funds	25.7%
Banks	6.0%
Oil, Gas and Consumable Fuels	4.7%
Pharmaceuticals	3.8%
Metals and Mining	3.1%
Insurance	3.0%
Chemicals	2.8%
Automobiles	2.7%
Machinery	2.6%
Food Products	2.4%
Capital Markets	1.8%
Real Estate Management and Development	1.7%
Diversified Telecommunication Services	1.6%
Electronic Equipment, Instruments & Components	1.6%
Household Durables	1.5%
Auto Components	1.4%
Hotels, Restaurants & Leisure	1.4%
Construction and Engineering	1.3%
Professional Services	1.3%
Textiles, Apparel and Luxury Goods	1.3%
Beverages	1.2%
Electric Utilities	1.2%
Food and Staples Retailing	1.2%
Road and Rail	1.2%
Semiconductors and Semiconductor Equipment	1.2%
Trading Companies and Distributors	1.2%
Health Care Equipment and Supplies	1.1%
Specialty Retail	1.1%
Wireless Telecommunication Services	1.1%
Electrical Equipment	1.0%
IT Services	1.0%
Personal Products	1.0%
Aerospace & Defense	0.9%
Commercial Services & Supplies	0.9%
Building Products	0.8%
Media	0.8%
Software	0.8%
Multi-Utilities	0.6%
Air Freight and Logistics	0.5%
Biotechnology	0.5%
Diversified Financial Services	0.5%
Health Care Providers and Services	0.5%

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Summary of Industry Classifications (Unaudited)	Percentage of Net Assets
Industrial Conglomerates	0.5%
Multiline Retail	0.5%
Paper and Forest Products	0.5%
Tobacco	0.5%
Construction Materials	0.4%
Energy Equipment and Services	0.4%
Airlines	0.3%
Containers and Packaging	0.3%
Entertainment	0.3%
Gas Utilities	0.3%
Household Products	0.3%
Life Sciences Tools and Services	0.3%
Technology Hardware, Storage & Peripherals	0.3%
Transportation Infrastructure	0.3%
Consumer Finance	0.2%
Independent Power and Renewable Electricity Producers	0.2%
Interactive Media & Services	0.2%
Internet and Catalog Retail	0.2%
Leisure Equipment and Products	0.2%
Marine	0.2%
Thrifts and Mortgage Finance	0.2%
Communications Equipment	0.1%
Distributors	0.1%
Health Care Technology	0.1%
Water Utilities	0.1%
Diversified Consumer Services	0.1%
Short-Term Investments	2.9%
Total	102.0%

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2019

Shares		Value (Note 1)
	COMMON STOCKS—99.6%
	Beverages—1.6%
52,300	Monster Beverage Corp.*	$3,323,665
	Biotechnology—1.1%
22,300	Neurocrine Biosciences, Inc.*	2,397,027
	Health Care Equipment and Supplies—7.9%
63,250	Abbott Laboratories	5,493,895
29,425	Becton, Dickinson & Co.	8,002,717
71,100	Boston Scientific Corp.*	3,215,142
		16,711,754
	Hotels, Restaurants & Leisure—2.2%
34,300	Royal Caribbean Cruises, Ltd.	4,579,393
	Interactive Media & Services—17.3%
10,600	Alphabet, Inc., Class A*	14,197,534
55,400	Facebook, Inc., Class A*	11,370,850
225,700	Tencent Holdings, Ltd., ADR†	10,835,857
		36,404,241
	Internet and Catalog Retail—14.2%
69,700	Alibaba Group Holding, Ltd., SP ADR*	14,783,370
4,955	Amazon.com, Inc.*	9,156,047
2,880	Booking Holdings, Inc.*	5,914,743
		29,854,160
Shares		Value (Note 1)
	IT Services—20.0%
56,575	Automatic Data Processing, Inc.	$9,646,038
27,100	EPAM Systems, Inc.*	5,749,536
26,600	Global Payments, Inc.	4,856,096
84,100	PayPal Holdings, Inc.*	9,097,097
67,700	Visa, Inc., Class A	12,720,830
		42,069,597
	Life Sciences Tools and Services—3.1%
19,900	Thermo Fisher Scientific, Inc.	6,464,913
	Media—2.3%
695,700	Sirius XM Holdings, Inc.†	4,974,255
	Pharmaceuticals—7.0%
193,200	Elanco Animal Health, Inc.*	5,689,740
67,800	Zoetis, Inc.	8,973,330
		14,663,070
	Software—20.8%
49,650	Adobe, Inc.*	16,375,066
21,800	Intuit, Inc.	5,710,074
97,164	Microsoft Corp.	15,322,763
28,100	Palo Alto Networks, Inc.*	6,498,125
		43,906,028
	Specialty Retail—2.1%
19,400	Burlington Stores, Inc.*	4,423,782
	TOTAL COMMON STOCKS (Cost $120,149,882)	209,771,885
		7-Day Yield
	SHORT-TERM INVESTMENTS—4.7%
9,978,417	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $9,978,417)††	1.620%	9,978,417
	TOTAL INVESTMENTS, AT VALUE—104.3% (Cost $130,128,299)		219,750,302
	Liabilities in Excess of Other Assets—(4.3)%		(9,135,420)
	NET ASSETS—100.0%		$210,614,882

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan. As of December 31, 2019, the market value of the securities on loan was $9,703,145 (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

At December 31, 2019, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Information Technology	40.8%
Communication Services	19.6%
Health Care	19.1%
Consumer Discretionary	18.5%
Consumer Staples	1.6%
Short-Term Investments	4.7%
Total	104.3%

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2019

Shares		Value (Note 1)
	COMMON STOCKS—98.7%
	Aerospace & Defense—0.2%
19,091	Kratos Defense & Security Solutions, Inc.*	$343,829
	Airlines—9.1%
10,183	Alaska Air Group, Inc.	689,898
104,823	American Airlines Group, Inc.	3,006,324
65,536	Azul SA, ADR*,†	2,804,941
219,499	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	2,287,180
78,964	JetBlue Airways Corp.*	1,478,206
90,858	Mesa Air Group, Inc.*	812,270
61,365	United Airlines Holdings, Inc.*	5,405,643
		16,484,462
	Auto Components—2.1%
22,645	BorgWarner, Inc.	982,340
118,513	Dana, Inc.	2,156,937
31,913	Modine Manufacturing Co.*	245,730
14,543	Stoneridge, Inc.*	426,401
		3,811,408
	Banks—3.1%
114,595	First BanCorp/Puerto Rico	1,213,561
9,675	IBERIABANK Corp.	723,980
24,897	Popular, Inc.	1,462,699
13,981	Texas Capital Bancshares, Inc.*	793,701
16,415	Webster Financial Corp.	875,905
7,848	Wintrust Financial Corp.	556,423
		5,626,269
	Biotechnology—1.0%
58,805	Myriad Genetics, Inc.*	1,601,260
23,857	Sangamo Therapeutics, Inc.*	199,683
		1,800,943
	Building Products—1.1%
22,938	Trex Co., Inc.*	2,061,667
	Capital Markets—2.4%
29,820	Artisan Partners Asset Management, Inc., Class A	963,783
22,276	LPL Financial Holdings, Inc.	2,054,961
14,522	Raymond James Financial, Inc.	1,299,138
		4,317,882
Shares		Value (Note 1)
	Chemicals—3.4%
10,663	Albemarle Corp.	$778,825
29,674	FMC Corp.	2,962,059
12,170	Huntsman Corp.	294,027
51,404	Kraton Corp.*	1,301,549
73,459	Tronox Holdings Plc Class A	838,902
		6,175,362
	Commercial Services & Supplies—1.7%
23,659	Aqua Metals, Inc.*,†	17,870
77,449	Covanta Holding Corp.	1,149,343
113,047	Interface, Inc.	1,875,450
		3,042,663
	Communications Equipment—0.9%
24,107	Acacia Communications, Inc.*	1,634,696
	Construction and Engineering—4.3%
8,940	AECOM*	385,582
37,398	Granite Construction, Inc.	1,034,803
41,678	MasTec, Inc.*	2,674,060
290,015	Tutor Perini Corp.*	3,729,593
		7,824,038
	Construction Materials—1.1%
7,108	Eagle Materials, Inc.	644,411
4,684	Martin Marietta Materials, Inc.	1,309,834
		1,954,245
	Consumer Finance—0.9%
24,154	Green Dot Corp., Class A*	562,788
29,080	PRA Group, Inc.*	1,055,604
		1,618,392
	Containers and Packaging—0.5%
54,235	Graphic Packaging Holding Co.	903,013
	Diversified Consumer Services—1.3%
21,263	Adtalem Global Education, Inc.*	743,567
89,965	Perdoceo Education Corp.*	1,654,456
		2,398,023

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Diversified Financial Services—0.5%
43,002	Jefferies Financial Group, Inc.	$918,953
	Diversified Telecommunication Services—1.7%
47,880	Cogent Communications Holdings, Inc.	3,150,983
	Electrical Equipment—0.6%
13,826	Encore Wire Corp.	793,612
4,901	EnerSys	366,742
		1,160,354
	Electronic Equipment, Instruments & Components—4.8%
13,355	Fabrinet*	865,938
123,156	Flex, Ltd.*	1,554,229
28,008	Itron, Inc.*	2,351,272
53,131	Jabil, Inc.	2,195,904
13,713	Rogers Corp.*	1,710,422
		8,677,765
	Energy Equipment and Services—2.2%
8,019	Dril-Quip, Inc.*	376,171
147,851	Noble Corp. Plc*	180,378
37,329	TechnipFMC Plc	800,334
275,243	Transocean, Ltd.*	1,893,672
107,525	Valaris Plc*,†	705,364
		3,955,919
	Entertainment—0.6%
444,394	Global Eagle Entertainment, Inc.*	222,197
89,233	Lions Gate Entertainment Corp., Class B*	886,084
		1,108,281
	Equity Real Estate Investment Trusts (REITs)—0.9%
53,272	Corporate Office Properties Trust, REIT	1,565,131
	Food Products—0.7%
41,957	Darling Ingredients, Inc.*	1,178,153
Shares		Value (Note 1)
	Health Care Equipment and Supplies—9.0%
1,701	ABIOMED, Inc.*	$290,173
38,080	Cardiovascular Systems, Inc.*	1,850,307
9,863	Cooper Cos., Inc. (The)	3,168,883
14,351	Dexcom, Inc.*	3,139,138
5,590	Edwards Lifesciences Corp.*	1,304,091
22,723	Insulet Corp.*	3,890,178
10,540	Merit Medical Systems, Inc.*	329,059
24,671	Neuronetics, Inc.*	110,773
7,610	STERIS Plc	1,159,916
16,624	Tandem Diabetes Care, Inc.*	990,957
		16,233,475
	Health Care Providers and Services—0.7%
40,373	Acadia Healthcare Co., Inc.*	1,341,191
	Hotels, Restaurants & Leisure—1.5%
31,885	Eldorado Resorts, Inc.*,†	1,901,621
11,826	Planet Fitness, Inc., Class A*	883,166
		2,784,787
	Household Durables—1.7%
25,762	Century Communities, Inc.*	704,591
12,493	LGI Homes, Inc.*	882,630
29,919	Universal Electronics, Inc.*	1,563,567
		3,150,788
	Insurance—1.9%
8,275	Argo Group International Holdings, Ltd.	544,081
5,745	Everest Re Group, Ltd.	1,590,446
17,722	WR Berkley Corp.	1,224,590
		3,359,117
	IT Services—5.3%
13,014	Alliance Data Systems Corp.	1,460,171
158,526	Brightcove, Inc.*	1,377,591
10,094	Euronet Worldwide, Inc.*	1,590,411
10,207	Global Payments, Inc.	1,863,390
106,155	KBR, Inc.	3,237,727
		9,529,290

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Leisure Equipment and Products—0.3%
70,450	Vista Outdoor, Inc.*	$526,966
	Life Sciences Tools and Services—0.4%
23,506	QIAGEN NV*	794,503
	Machinery—1.4%
78,023	Meritor, Inc.*	2,043,422
4,153	WABCO Holdings, Inc.*	562,732
		2,606,154
	Marine—0.6%
12,442	Kirby Corp.*	1,113,932
	Media—1.1%
31,588	Cardlytics, Inc.*	1,985,622
	Metals and Mining—5.0%
23,826	Agnico-Eagle Mines, Ltd.†	1,467,920
138,891	Allegheny Technologies, Inc.*	2,869,488
7,561	Carpenter Technology Corp.	376,386
12,384	Compass Minerals International, Inc.	754,929
265,265	Ferroglobe Plc—ENT*,§	—
151,640	Pan American Silver Corp.	3,592,352
		9,061,075
	Oil, Gas and Consumable Fuels—4.2%
131,980	Centennial Resource Development, Inc., Class A*	609,748
123,575	Euronav NV	1,549,631
98,827	GasLog, Ltd.	967,516
25,724	Golar LNG, Ltd.	365,795
130,032	Navigator Holdings, Ltd.*	1,751,531
55,389	Noble Energy, Inc.	1,375,863
26,465	PDC Energy, Inc.*	692,589
33,526	SM Energy Co.	376,832
		7,689,505
	Pharmaceuticals—2.0%
33,661	Aerie Pharmaceuticals, Inc.*,†	813,586
10,892	Nektar Therapeutics*	235,104
34,858	Pacira BioSciences, Inc.*	1,579,068
433,988	TherapeuticsMD, Inc.*,†	1,050,251
		3,678,009
Shares		Value (Note 1)
	Road and Rail—0.8%
37,758	Knight-Swift Transportation Holdings, Inc.	$1,353,247
	Semiconductors and Semiconductor Equipment—9.1%
20,824	Advanced Micro Devices, Inc.*	954,989
24,396	Cree, Inc.*	1,125,875
65,390	MACOM Technology Solutions Holdings, Inc.*	1,739,374
40,388	Marvell Technology Group, Ltd.	1,072,705
5,592	MKS Instruments, Inc.	615,176
18,522	Monolithic Power Systems, Inc.	3,297,286
21,091	Qorvo, Inc.*	2,451,407
37,012	Semtech Corp.*	1,957,935
6,805	Silicon Laboratories, Inc.*	789,244
14,980	Ultra Clean Holdings, Inc.*	351,581
10,404	Universal Display Corp.	2,143,952
		16,499,524
	Software—4.3%
35,935	2u, Inc.*	862,081
60,524	Benefitfocus, Inc.*	1,327,896
11,137	Cerence, Inc.*	252,030
21,237	Model N, Inc.*	744,782
89,100	Nuance Communications, Inc.*	1,588,653
22,848	SS&C Technologies Holdings, Inc.	1,402,867
178,729	TiVo Corp.	1,515,622
		7,693,931
	Specialty Retail—0.4%
42,535	At Home Group, Inc.*	233,942
8,592	Floor & Decor Holdings, Inc., Class A*	436,560
		670,502
	Textiles, Apparel and Luxury Goods—0.3%
15,069	Capri Holdings, Ltd.*	574,882
	Trading Companies and Distributors—2.7%
32,293	Beacon Roofing Supply, Inc.*	1,032,730
47,271	BMC Stock Holdings, Inc.*	1,356,205
22,013	DXP Enterprises, Inc./TX*	876,338

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Trading Companies and Distributors (Continued)
34,935	MRC Global, Inc.*	$476,513
6,816	Watsco, Inc.	1,227,902
		4,969,688
	Transportation Infrastructure—0.4%
17,430	Macquarie Infrastructure Corp.	746,701
Shares		Value (Note 1)
	Wireless Telecommunication Services—0.5%
134,081	Gogo, Inc.*,†	$858,118
	TOTAL COMMON STOCKS (Cost $125,141,117)	178,933,438
		Expiration Date
	RIGHTS—0.0%
862,686	Pan American Silver Corp.*,§ (Cost $212,401)	02/22/2029	0
		7-Day Yield
	SHORT-TERM INVESTMENTS—2.8%
5,103,782	State Street Navigator Securities Lending Prime Portfolio (Money Market) (Cost $5,103,782)††	1.620%	5,103,782
	TOTAL INVESTMENTS, AT VALUE—101.5% (Cost $130,457,300)		184,037,220
	Liabilities in Excess of Other Assets—(1.5)%		(2,662,004)
	NET ASSETS—100.0%		$181,375,216

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

ENT—Entitlement

REIT—Real Estate Investment Trust

*  Non-income producing security

§  Fair valued security—Represents fair value as measured based on the Portfolio Valuation policies specified in Note 1. As of December 31, 2019, the total value of the fair valued securities was $0.

†  Denotes all or a portion of security on loan. As of December 31, 2019, the market value of the securities on loan was $4,961,995 (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

At December 31, 2019, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Information Technology	24.4%
Industrials	22.9%
Health Care	13.1%
Materials	10.0%
Financials	8.8%
Consumer Discretionary	7.6%
Energy	6.4%
Communication Services	3.9%
Real Estate	0.9%
Consumer Staples	0.7%
Short-Term Investments	2.8%
Total	101.5%

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2019

Shares		Value (Note 1)
	COMMON STOCKS—98.1%
	Aerospace & Defense—0.9%
6,095	Curtiss-Wright Corp.	$858,725
	Airlines—2.7%
65,146	JetBlue Airways Corp.*	1,219,533
5,349	Southwest Airlines Co.	288,739
13,568	United Airlines Holdings, Inc.*	1,195,205
		2,703,477
	Banks—8.2%
4,643	BankUnited, Inc.	169,748
1,935	CIT Group, Inc.	88,294
31,769	Citigroup, Inc.	2,538,025
34,549	Citizens Financial Group, Inc.	1,403,035
2,148	Comerica, Inc.	154,119
232	First Citizens BancShares, Inc./NC, Class A	123,473
28,258	First Hawaiian, Inc.	815,243
16,937	Popular, Inc.	995,049
15,816	U.S. Bancorp	937,731
13,057	Wintrust Financial Corp.	925,741
		8,150,458
	Beverages—1.4%
10,190	PepsiCo, Inc.	1,392,667
	Biotechnology—1.2%
59,141	Exelixis, Inc.*	1,042,064
1,999	Gilead Sciences, Inc.	129,895
		1,171,959
	Building Products—1.1%
944	Armstrong World Industries, Inc.	88,708
6,292	Fortune Brands Home & Security, Inc.	411,119
9,259	Masco Corp.	444,339
1,923	Owens Corning	125,226
443	Simpson Manufacturing Co., Inc.	35,542
		1,104,934
	Capital Markets—1.4%
13,044	Bank of New York Mellon Corp.	656,505
14,193	Morgan Stanley	725,546
		1,382,051
	Chemicals—1.9%
7,216	Cabot Corp.	342,904
52,915	Huntsman Corp.	1,278,427
Shares		Value (Note 1)
	Chemicals (Continued)
543	NewMarket Corp.	$264,180
		1,885,511
	Construction and Engineering—0.8%
9,357	EMCOR Group, Inc.	807,509
	Consumer Finance—2.1%
40,159	Ally Financial, Inc.	1,227,259
1,978	Capital One Financial Corp.	203,556
48,640	Navient Corp.	665,395
		2,096,210
	Containers and Packaging—0.1%
2,824	Silgan Holdings, Inc.	87,770
	Diversified Consumer Services—0.2%
309	Graham Holdings Co., Class B	197,448
	Diversified Financial Services—2.8%
54,423	AXA Equitable Holdings, Inc.	1,348,602
485	Berkshire Hathaway, Inc., Class B*	109,853
21,498	Voya Financial, Inc.	1,310,948
		2,769,403
	Diversified Telecommunication Services—3.4%
11,013	AT&T, Inc.	430,388
48,425	Verizon Communications, Inc.	2,973,295
		3,403,683
	Electric Utilities—3.4%
33,117	Exelon Corp.	1,509,804
5,991	IDACORP, Inc.	639,839
4,456	PNM Resources, Inc.	225,964
18,308	Portland General Electric Co.	1,021,403
		3,397,010
	Electrical Equipment—0.1%
3,481	nVent Electric Plc	89,044
	Electronic Equipment, Instruments & Components—0.9%
2,580	Arrow Electronics, Inc.*	218,629
3,024	Avnet, Inc.	128,339
14,128	Jabil, Inc.	583,910
		930,878

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Entertainment—2.5%
11,999	Electronic Arts, Inc.*	$1,290,012
9,960	Take-Two Interactive Software, Inc.*	1,219,403
		2,509,415
	Equity Real Estate Investment Trusts (REITs)—2.8%
14,466	American Campus Communities, Inc., REIT	680,336
21,210	Corporate Office Properties Trust, REIT	623,150
5,172	Douglas Emmett, Inc., REIT	227,051
28,428	Gaming and Leisure Properties, Inc., REIT	1,223,825
		2,754,362
	Food Products—4.4%
11,826	Ingredion, Inc.	1,099,227
31,321	Mondelez International, Inc., Class A	1,725,160
8,105	Pilgrim's Pride Corp.*	265,155
14,770	Tyson Foods, Inc., Class A	1,344,661
		4,434,203
	Health Care Equipment and Supplies—2.5%
12,150	Hologic, Inc.*	634,352
6,858	Medtronic Plc	778,040
7,649	Varian Medical Systems, Inc.*	1,086,234
		2,498,626
	Health Care Providers and Services—1.3%
9,481	McKesson Corp.	1,311,412
	Hotels, Restaurants & Leisure—1.4%
5,760	Norwegian Cruise Line Holdings, Ltd.*	336,442
7,677	Starbucks Corp.	674,962
6,661	Wyndham Destinations, Inc.	344,307
		1,355,711
	Household Durables—1.8%
5,764	DR Horton, Inc.	304,051
28,522	Pulte Group, Inc.	1,106,654
9,691	Toll Brothers, Inc.	382,891
		1,793,596
Shares		Value (Note 1)
	Household Products—2.2%
1,442	Colgate-Palmolive Co.	$99,267
16,596	Procter & Gamble Co. (The)	2,072,841
		2,172,108
	Independent Power and Renewable Electricity Producers—1.4%
63,366	AES Corp./VA	1,260,983
3,538	NRG Energy, Inc.	140,636
		1,401,619
	Industrial Conglomerates—0.2%
1,232	Carlisle Cos., Inc.	199,387
	Insurance—7.6%
965	Alleghany Corp.*	771,585
11,528	Arch Capital Group, Ltd.*	494,436
675	Assured Guaranty, Ltd.	33,089
1,448	Brighthouse Financial, Inc.*	56,805
5,397	Hanover Insurance Group, Inc.	737,608
20,083	Hartford Financial Services Group, Inc.	1,220,444
1,413	Lincoln National Corp.	83,381
29,919	MetLife, Inc.	1,524,971
41,820	Old Republic International Corp.	935,513
10,194	Principal Financial Group, Inc.	560,670
7,358	Reinsurance Group of America, Inc.	1,199,796
		7,618,298
	Interactive Media & Services—0.6%
285	Alphabet, Inc., Class A*	381,726
1,220	Facebook, Inc., Class A*	250,405
		632,131
	Internet and Catalog Retail—1.9%
327	Booking Holdings, Inc.*	671,570
33,198	eBay, Inc.	1,198,780
		1,870,350
	IT Services—0.6%
5,157	Amdocs, Ltd.	372,284
1,258	Booz Allen Hamilton Holding Corp.	89,481
4,334	Genpact, Ltd.	182,765
		644,530
	Life Sciences Tools and Services—0.6%
10,893	Bruker Corp.	555,216

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Machinery—2.9%
13,863	Allison Transmission Holdings, Inc.	$669,860
5,365	Crane Co.	463,429
5,625	Oshkosh Corp.	532,406
15,186	PACCAR, Inc.	1,201,213
		2,866,908
	Media—0.2%
4,939	AMC Networks, Inc., Class A*	195,091
	Metals and Mining—1.8%
7,688	Reliance Steel & Aluminum Co.	920,715
24,997	Steel Dynamics, Inc.	850,898
		1,771,613
	Multi-Utilities—0.8%
1,514	DTE Energy Co.	196,623
10,612	Public Service Enterprise Group, Inc.	626,639
		823,262
	Oil, Gas and Consumable Fuels—6.9%
16,924	Chevron Corp.	2,039,511
7,711	ConocoPhillips	501,446
24,365	HollyFrontier Corp.	1,235,549
3,608	Marathon Petroleum Corp.	217,382
16,251	PBF Energy, Inc., Class A	509,794
13,307	Phillips 66	1,482,533
10,252	Valero Energy Corp.	960,100
		6,946,315
	Pharmaceuticals—8.4%
9,828	Eli Lilly & Co.	1,291,694
1,246	Jazz Pharmaceuticals Plc*	186,003
23,843	Johnson & Johnson	3,477,978
14,529	Merck & Co., Inc.	1,321,413
55,357	Pfizer, Inc.	2,168,887
		8,445,975
	Professional Services—1.2%
12,852	ManpowerGroup, Inc.	1,247,929
Shares		Value (Note 1)
	Real Estate Management and Development—1.6%
22,612	CBRE Group, Inc., Class A*	$1,385,889
1,322	Jones Lang LaSalle, Inc.	230,147
		1,616,036
	Semiconductors and Semiconductor Equipment—0.9%
10,215	Intel Corp.	611,368
4,889	Micron Technology, Inc.*	262,930
		874,298
	Software—3.6%
17,287	Cadence Design Systems, Inc.*	1,199,026
21,886	Oracle Corp.	1,159,520
8,594	Synopsys, Inc.*	1,196,285
		3,554,831
	Specialty Retail—0.6%
4,232	AutoNation, Inc.*	205,802
159	AutoZone, Inc.*	189,418
609	Best Buy Co., Inc.	53,470
2,157	Dick's Sporting Goods, Inc.	106,750
1,266	Foot Locker, Inc.	49,362
		604,802
	Technology Hardware, Storage & Peripherals—1.4%
68,059	HP, Inc.	1,398,612
	Textiles, Apparel and Luxury Goods—0.6%
3,261	Deckers Outdoor Corp.*	550,652
1,124	Skechers U.S.A., Inc., Class A*	48,546
		599,198
	Thrifts and Mortgage Finance—1.9%
78,928	MGIC Investment Corp.	1,118,410
31,641	Radian Group, Inc.	796,087
		1,914,497
	Tobacco—0.2%
2,634	Philip Morris International, Inc.	224,127

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

Shares		Value (Note 1)
	Wireless Telecommunication Services—0.7%
28,650	Telephone & Data Systems, Inc.	$728,570
	TOTAL COMMON STOCKS (Cost $88,286,943)	97,991,765
	TOTAL INVESTMENTS, AT VALUE—98.1% (Cost $88,286,943)	97,991,765
	Other Assets in Excess of Liabilities—1.9%	1,898,328
	NET ASSETS—100.0%	$99,890,093

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

*  Non-income producing security

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019

At December 31, 2019, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications (Unaudited)	Percentage of Net Assets
Financials	24.0%
Health Care	14.0%
Industrials	9.9%
Consumer Staples	8.2%
Communication Services	7.4%
Information Technology	7.4%
Energy	6.9%
Consumer Discretionary	6.5%
Utilities	5.6%
Real Estate	4.4%
Materials	3.8%
Total	98.1%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$149,576,600	$219,750,302	$184,037,220	$97,991,765
Affiliated investment company, at value (Note 1)***—see accompanying Schedule of Investments	50,269,148	—	—	—
Cash	185,405	921,120	2,666,719	1,816,660
Cash denominated in foreign currencies****	855,988	—	—	—
Receivable from:
Securities sold	852	—	24,695	12,619
Capital stock subscriptions	112,059	10,914	31,512	15,211
Dividends and interest	770,548	88,364	111,193	140,324
Prepaid expenses	40,223	43,457	39,696	21,168
Total assets	201,810,823	220,814,157	186,911,035	99,997,747
Liabilities:
Payable for:
Securities purchased	—	—	98,217	—
Capital stock redemptions	8,295	31,858	113,180	6,609
Investment Adviser, net (Note 2)	64,466	102,388	135,797	35,750
Payable upon return of securities loaned (Note 1)	5,624,362	9,978,417	5,103,782	—
Accrued expenses and other liabilities	140,839	86,612	84,843	65,295
Total liabilities	5,837,962	10,199,275	5,535,819	107,654
Net assets	$195,972,861	$210,614,882	$181,375,216	$99,890,093
Net assets consist of:
Paid-in capital	$248,441,243	$117,592,556	$125,547,523	$89,301,668
Total distributable earnings (loss)	(52,468,382)	93,022,326	55,827,693	10,588,425
Net assets	$195,972,861	$210,614,882	$181,375,216	$99,890,093
Shares outstanding#	15,777,991	7,180,132	7,239,340	7,803,714
Net asset value, offering price and redemption price per share	$12.42	$29.33	$25.05	$12.80
* Cost of investments	$131,270,169	$130,128,299	$130,457,300	$88,286,943
** Includes securities on loan with market values of	$5,363,040	$9,703,145	$4,961,995	$—
*** Cost of affiliated investment	$44,691,967	$—	$—	$—
**** Cost of cash denominated in foreign currencies	$839,648	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

December 31, 2019

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Dividends-Unaffiliated*	$4,125,955	$1,007,289	$1,594,203	$2,267,967
Dividends-Affiliated	1,165,494	—	—	—
Securities lending income	40,135	4,131	74,173	714
Interest	1,944	3,998	9,302	3,517
Total investment income	5,333,528	1,015,418	1,677,678	2,272,198
Expenses:
Investment advisory fee (Note 2)	681,273	1,146,779	1,588,367	424,684
Custody, fund accounting, transfer agent and administration fees	361,626	185,102	188,569	127,329
Professional fees	44,623	41,395	39,429	31,897
Printing and shareholder reporting	34,344	27,186	27,124	19,177
Compliance expenses (Note 2)	11,912	13,208	11,885	6,306
Directors' fees and expenses	38,846	41,678	37,922	20,264
Other	44,502	45,566	42,085	23,645
Total expenses	1,217,126	1,500,914	1,935,381	653,302
Less: Expenses waived/reimbursed by the Adviser (Note 2)	(87,634)	—	—	(15,976)
Net expenses	1,129,492	1,500,914	1,935,381	637,326
Net investment income (loss)	4,204,036	(485,496)	(257,703)	1,634,872
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investment transactions	634,798	14,506,878	16,144,156	5,147,314
Affiliated investment transactions	278,850	—	—	—
Foreign currency transactions	(2,870)	413	—	—
Net realized gain	910,778	14,507,291	16,144,156	5,147,314
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	23,240,391	44,563,814	27,749,423	11,297,879
Affiliated investments	5,358,595	—	—	—
Foreign currency translation	22,890	10	—	—
Net change in unrealized appreciation	28,621,876	44,563,824	27,749,423	11,297,879
Net realized and unrealized gain	29,532,654	59,071,115	43,893,579	16,445,193
Net increase in net assets resulting from operations	$33,736,690	$58,585,619	$43,635,876	$18,080,065
* Net of foreign taxes withheld of:	$527,188	$7,259	$12,788	$2,260
The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$4,204,036	$3,197,738	$(485,496)	$(220,775)
Net realized gain on investments and foreign currency transactions	910,778	4,049,201	14,507,291	12,484,721
Net change in unrealized appreciation (depreciation) on investments and foreign currency	28,621,876	(51,505,741)	44,563,824	(19,727,540)
Net increase (decrease) in net assets resulting from operations	33,736,690	(44,258,802)	58,585,619	(7,463,594)
Distributions to shareholders:
From net investment income	(4,603,394)	(2,892,319)	(12,037,996)	(20,800,775)
From return of capital	(534,529)	—	—	—
Total distributions to shareholders	(5,137,923)	(2,892,319)	(12,037,996)	(20,800,775)
Fund share transactions (Note 4):
Proceeds from shares sold	23,231,173	23,957,439	15,225,573	24,766,078
Net asset value of shares issued on reinvestment of distributions	5,137,923	2,892,319	12,037,996	20,800,774
Cost of shares repurchased	(30,917,677)	(53,942,909)	(31,418,526)	(42,459,412)
Net increase (decrease) in net assets resulting from Fund share transactions	(2,548,581)	(27,093,151)	(4,154,957)	3,107,440
Total change in net assets	26,050,186	(74,244,272)	42,392,666	(25,156,929)
Net assets:
Beginning of year	169,922,675	244,166,947	168,222,216	193,379,145
End of year	$195,972,861	$169,922,675	$210,614,882	$168,222,216

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(257,703)	$(287,987)	$1,634,872	$1,412,592
Net realized gain on investments and foreign currency transactions	16,144,156	30,145,749	5,147,314	5,251,745
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,749,423	(54,755,163)	11,297,879	(18,210,129)
Net increase (decrease) in net assets resulting from operations	43,635,876	(24,897,401)	18,080,065	(11,545,792)
Distributions to shareholders	(14,576,865)	(35,192,975)	(4,761,268)	(8,355,547)
Total distributions to shareholders	(14,576,865)	(35,192,975)	(4,761,268)	(8,355,547)
Fund share transactions (Note 4):
Proceeds from shares sold	17,731,442	16,496,331	10,052,063	12,484,184
Net asset value of shares issued on reinvestment of distributions	14,576,865	35,192,975	4,761,268	8,355,547
Cost of shares repurchased	(35,999,356)	(44,875,896)	(13,678,914)	(15,002,622)
Net increase (decrease) in net assets resulting from Fund share transactions	(3,691,049)	6,813,410	1,134,417	5,837,109
Total change in net assets	25,367,962	(53,276,966)	14,453,214	(14,064,230)
Net assets:
Beginning of year	156,007,254	209,284,220	85,436,879	99,501,109
End of year	$181,375,216	$156,007,254	$99,890,093	$85,436,879

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$10.60	$13.58	$11.12	$11.26	$11.93
Income from investment operations:
Net investment income‡	0.27	0.19	0.17	0.17	0.19
Net realized and unrealized gain (loss) on investments	1.88	(2.99)	2.50	(0.18)	(0.66)
Total from investment operations	2.15	(2.80)	2.67	(0.01)	(0.47)
Less distributions to shareholders:
From net investment income	(0.30)	(0.18)	(0.21)	(0.13)	(0.20)
From return of capital	(0.03)	—	—	—	—
Total distributions	(0.33)	(0.18)	(0.21)	(0.13)	(0.20)
Net asset value, end of year	$12.42	$10.60	$13.58	$11.12	$11.26
Total Return+	20.32%	(20.57)%	24.05%	(0.05)%	(3.94)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$195,973	$169,923	$244,167	$193,909	$228,015
Net expenses to average daily net assets	0.63%•	0.92%•	0.90%	0.94%	0.95%
Net investment income to average daily net assets	2.34%	1.50%	1.33%	1.51%	1.51%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.68%•	0.98%•	N/A	0.97%	0.96%
Net investment income	2.30%	1.43%	N/A	1.48%	1.50%
Portfolio turnover rate	13%	117%?	10%	20%	27%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

•  In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

?  The increase in portfolio turnover rate during the year was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$22.85	$27.01	$19.97	$21.66	$23.95
Income from investment operations:
Net investment loss‡	(0.07)	(0.03)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	8.31	(1.12)	7.83	(0.45)	1.96
Total from investment operations	8.24	(1.15)	7.78	(0.50)	1.91
Less distributions to shareholders:
From net investment income	—	—	—	—	(0.01)
From net realized capital gains	(1.76)	(3.01)	(0.74)	(1.19)	(4.19)
Total distributions	(1.76)	(3.01)	(0.74)	(1.19)	(4.20)
Net asset value, end of year	$29.33	$22.85	$27.01	$19.97	$21.66
Total Return+	36.09%	(4.95)%	38.97%	(2.32)%	7.70%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$210,615	$168,222	$193,379	$157,766	$180,624
Net expenses to average daily net assets	0.77%	0.75%	0.73%	0.78%	0.76%
Net investment loss to average daily net assets	(0.25)%	(0.11)%	(0.20)%	(0.26)%	(0.20)%
Portfolio turnover rate	22%	34%	49%	36%	69%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$21.14	$31.24	$29.28	$25.15	$30.22
Income from investment operations:
Net investment loss‡	(0.04)	(0.05)	(0.01)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	6.11	(4.23)	5.55	5.38	(1.77)
Total from investment operations	6.07	(4.28)	5.54	5.29	(1.87)
Less distributions to shareholders:
From net investment income	—	(0.09)	—	—	—
From net realized capital gains	(2.16)	(5.73)	(3.58)	(1.16)	(3.20)
Total distributions	(2.16)	(5.82)	(3.58)	(1.16)	(3.20)
Net asset value, end of year	$25.05	$21.14	$31.24	$29.28	$25.15
Total Return+	28.85%	(14.15)%	19.02%	21.06%	(6.58)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$181,375	$156,007	$209,284	$197,217	$182,298
Net expenses to average daily net assets	1.10%	1.07%	1.05%	1.08%	1.07%
Net investment loss to average daily net assets	(0.15)%	(0.15)%	(0.04)%	(0.35)%	(0.34)%
Portfolio turnover rate	20%	26%	20%	19%	23%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of year	$11.06	$13.93	$12.89	$11.96	$13.36
Income from investment operations:
Net investment income‡	0.22	0.20	0.21	0.22	0.18
Net realized and unrealized gain (loss) on investments	2.16	(1.88)	1.73	0.94	(0.24)
Total from investment operations	2.38	(1.68)	1.94	1.16	(0.06)
Less distributions to shareholders:
From net investment income	(0.22)	(0.20)	(0.21)	(0.23)	(0.17)
From return of capital	—	—	—	—	(0.01)
From net realized capital gains	(0.42)	(0.99)	(0.69)	—	(1.16)
Total distributions	(0.64)	(1.19)	(0.90)	(0.23)	(1.34)
Net asset value, end of year	$12.80	$11.06	$13.93	$12.89	$11.96
Total Return+	21.52%	(12.07)%	14.99%	9.73%#	(0.66)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$99,890	$85,437	$99,501	$91,189	$95,170
Net expenses to average daily net assets	0.68%	0.64%	0.64%	0.68%	0.69%
Net investment income to average daily net assets	1.73%	1.47%	1.57%	1.85%	1.32%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.69%	0.66%	0.64%	0.68%	N/A
Net investment income	1.72%	1.45%	1.56%	1.85%	N/A
Portfolio turnover rate	107%	82%	75%	54%	66%

‡  Calculation based on average shares outstanding.

+  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

#  Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder processing.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Corporation") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2019, the Corporation consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is a separate mutual fund.

The Corporation offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered primarily by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies.

M International Equity Fund

M International Equity Fund seeks to achieve its investment objective through exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets with a greater emphasis on small capitalization, value and high profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional Fund Advisors LP ("DFA") defines the Non-U.S. Universe as a market capitalization weighted portfolio of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by DFA's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly by investing its assets in the DFA Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the "Underlying Fund").

M Large Cap Growth Fund

M Large Cap Growth Fund will normally invest at least 80% of its total assets in large-cap equity securities, including, but not limited to, common stocks, preferred stocks and American Depositary Receipts. The Fund may invest up to 20% of its assets in equity securities of foreign issuers. DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser defines "large-cap" as capitalizations of $10 billion or more. The Fund will generally contain 25 to 35 equity securities. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon. DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamental all as determined by DSM.

M Capital Appreciation Fund

M Capital Appreciation Fund invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Index. The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks to invest in companies with unrecognized earnings potential. Earnings per share, growth and price appreciation are important factors. Wall Street analysts do not usually widely follow small to mid-sized companies like those in

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

which the Fund invests and institutional investors usually do not own a large percentage of them. The cornerstone of Frontier's investment process is internally generated fundamental research. Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

M Large Cap Value Fund

M Large Cap Value Fund will normally invest at least 80% of its total assets in the large-capitalization segment of the U.S. stock market. AJO, LP ("AJO"), the Fund's sub-adviser, defines "large-capitalization" as capitalizations of $5 billion or more. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. AJO uses a systematic, disciplined, quantitative investment process. AJO is value-oriented, but believes superior results are best achieved by combining value, management, momentum and sentiment. AJO focuses on well-managed companies with quality cash profits, relatively low market valuations, positive price and earnings momentum and favorable investor sentiment. It optimizes portfolios to diversify multi-faceted risk. The Fund is fully invested, sector-neutral and well diversified in terms of industry, fundamental characteristics and various statistical measures of risk. AJO seeks to minimize implementation shortfall, defined as the difference between valuation price and execution price, including commissions, spreads, market impact and opportunity cost.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange (other than the National Association of Securities Dealers Automated Quotation System "NASDAQ") are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange (other than NASDAQ) are valued at the most recent bid price. Equity securities and other similar investments traded on NASDAQ are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less). Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the fair value hierarchy.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2019, the M International Equity Fund, the M Large Cap Growth Fund and the M Large Cap Value Fund had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

As of December 31, 2019, the M Capital Appreciation Fund had: (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments, with the exception of Ferroglobe Plc—ENT which was classified as Level 2 and had no value, (ii) the Pan American Silver Corp rights, which were classified as Level 2 and had no value, and (iii) all short-term investments classified as Level 2.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Expenses of the Corporation that can be directly attributed to a particular Fund are charged to that Fund. Expenses that cannot be directly attributed are apportioned among the Funds by the Corporation based on the average net assets of each Fund.

Additionally, the Funds may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Funds' Statements of Operations or in the expense ratios included in the financial highlights.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Securities Lending

The Funds participate in a securities lending program under the terms of a Securities Lending Agency Agreement with State Street Bank and Trust Company, which serves as the Funds' securities lending agent. Each Fund may loan its portfolio securities in an amount up to 33 1/3 of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark, which may at times result in a collateral percentage above or below 102%/105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities and cash collateral is insufficient to cover the value of loaned securities (provided that the insufficiency is not due to investment losses), the securities lending agent has agreed, at its option, to pay the amount of any shortfall in collateral to the Funds; or to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2019.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statements of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statements of Assets and Liabilities	Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M International Equity Fund	$5,624,362	$—	$5,624,362	$—	$5,624,362	$—
M Large Cap Growth Fund	9,978,417	—	9,978,417	—	9,978,417	—
M Capital Appreciation Fund	5,103,782	—	5,103,782	—	5,103,782	—

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

The following table presents the remaining contractual maturity of the Securities Lending Agency Agreement as of December 31, 2019.

Fund	Security Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
M International Equity Fund	Common Stocks	$5,624,362	$—	$—	$—	$5,624,362
M Large Cap Growth Fund	Common Stocks	9,978,417	—	—	—	9,978,417
M Capital Appreciation Fund	Common Stocks	5,103,782	—	—	—	5,103,782

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds evaluate the Funds' tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Funds did not have any unrecognized tax benefits as of December 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2016 through December 2018. No examination of any of the Funds' tax filings is currently in progress.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates

The Corporation has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.15% on all assets plus (and only with
respect to Fund assets which are not invested in a mutual fund that is advised by the Fund's sub-adviser):
0.32% on the first $100 million
0.27% on the amounts thereafter
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on the amounts thereafter
M Capital Appreciation Fund	0.90%
M Large Cap Value Fund*	0.45% of the first $250 million
0.35% of the next $250 million
0.30% of the next $250 million
0.275% on the amounts thereafter

*  Beginning on October 1, 2016, the Sub-Adviser for the Fund has waived 5% of its sub-advisory fee. Beginning on October 1, 2019, the Sub-Adviser for the Fund waived an additional 2.5% of its sub-advisory fee for a total waiver of 7.5%. Consequently, the Adviser waived a portion of the fee payable by the Fund. For the period January 1, 2019 through September 30, 2019, the fee payable to the Adviser for the Fund was 0.435% on the first $250 million, 0.34% on the next $250 million, 0.2925% on the next $250 million and 0.2688% on the amounts thereafter on the Fund's average daily net assets. For the period October 1, 2019 through December 31, 2019, the fee payable to the Adviser for the Fund was 0.4275% on the first $250 million, 0.335% on the next $250 million, 0.2888% on the next $250 million and 0.2656% on the amounts thereafter on the Fund's average daily net assets. For the year ended December 31, 2019, the Advisor waived $15,976 otherwise payable by M Large Cap Value Fund.

Prior to May 1, 2019 and for the period May 1, 2019 to April 30, 2020, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the year ended December 31, 2019, the Adviser reimbursed $87,634 of other expenses for the M International Equity Fund.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

The Adviser has engaged Dimensional Fund Advisors LP, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and AJO, LP to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.32% on the first $100 million
0.27% on the amounts thereafter
The Sub-adviser shall not receive any sub-
advisory fee for its sub-advisory services to
the M International Equity Fund with respect
to assets of the M International Equity Fund
invested in any other mutual fund advised by
the Sub-Adviser.
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts thereafter
M Capital Appreciation Fund	0.75%
M Large Cap Value Fund*	0.30% on the first $250 million
0.20% on the next $250 million
0.15% on the next $250 million
0.125% on the amounts thereafter

*  Beginning on October 1, 2016, the Sub-Adviser has waived 5% of its sub-advisory fee. Beginning on October 1, 2019, the Sub-Adviser for the Fund waived an additional 2.5% of its sub-advisory fee for a total waiver of 7.5%. For the period January 1, 2019 through September 30, 2019, the fee payable to the Sub-Adviser for the Fund was 0.285% on the first $250 million, 0.19% on the next $250 million, 0.1425% on the next $250 million and 0.1188% on the amounts thereafter on the Fund's average daily net assets. For the period October 1, 2019 through December 31, 2019, the fee payable to the Sub-Adviser for the Fund was 0.2775% on the first $250 million, 0.185% on the next $250 million, 0.1388% on the next $250 million and 0.1156% on the amounts thereafter on the Fund's average daily net assets. For the year ended December 31, 2019, the Sub-Adviser waived $15,976 otherwise payable by the Adviser.

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are charged by the Distributor for its services.

The Corporation pays no compensation to its officers. At December 31, 2019, the Corporation pays each Non-Interested Director $1,500 per meeting attended. The Corporation pays each non-interested Director an annual retainer of $20,000. Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

that he or she attends. The Chairman of the Board and Audit Committee Chair receive an additional $10,000 annually. For the period January 1, 2019 through July 3, 2019, CCO compensation of $15,725 was paid to M Financial Group pursuant to an employee leasing agreement between the Corporation and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations. For the remainder of the year, CCO services were provided to the Corporation by an external party.

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or is under common management. The company which is an affiliate of the M International Equity Fund as of December 31, 2019 is noted in the Fund's Schedule of Investments. During the year ended December 31, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by Dimensional Fund Advisors LP for the M International Equity Fund were as follows:

Affiliated Investment Company	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain on Sales	Change in Unrealized Appreciation	Value, End of Year	Dividend Income	Shares End of Year
DFA Emerging Markets Core Equity Portfolio	$40,791,410	$8,548,293	$(4,708,000)	$278,850	$5,358,595	$50,269,148	$1,165,494	$2,309,102

The DFA Emerging Markets Core Equity Portfolio is registered under the 1940 Act as an open-end management investment company. The M International Equity Fund may redeem its investment from the DFA Emerging Markets Core Equity Portfolio at any time if the Advisor determines that it is in the best interest of the M International Equity Fund and its shareholders to do so.

The performance of the M International Equity Fund will be directly affected by the performance of the DFA Emerging Markets Core Equity Portfolio. The financial statements of the DFA Emerging Markets Core Equity Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission's website (www.sec.gov) and should be read in conjunction with the M International Equity Fund's financial statements. As of December 31, 2019, the percentage of M International Equity Fund net assets invested in the DFA Emerging Markets Core Equity Portfolio was 25.7%.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2019, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$22,399,127	$25,732,470
M Large Cap Growth Fund	43,148,535	59,532,169
M Capital Appreciation Fund	34,465,156	54,990,886
M Large Cap Value Fund	98,670,328	100,887,295

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Paid-in Capital

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	1,996,591	1,891,021	579,461	912,017
Shares repurchased	(2,663,562)	(4,116,778)	(1,172,776)	(1,535,156)
Distributions reinvested	413,399	277,574	409,857	828,020
Net increase (decrease)	(253,572)	(1,948,183)	(183,458)	204,881
Fund Shares:
Beginning of year	16,031,563	17,979,746	7,363,590	7,158,709
End of year	15,777,991	16,031,563	7,180,132	7,363,590
	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	738,415	543,866	808,025	928,969
Shares repurchased	(1,465,804)	(1,438,588)	(1,097,583)	(1,099,557)
Distributions reinvested	586,370	1,576,310	371,525	748,428
Net increase (decrease)	(141,019)	681,588	81,967	577,840
Fund Shares:
Beginning of year	7,380,359	6,698,771	7,721,747	7,143,907
End of year	7,239,340	7,380,359	7,803,714	7,721,747

5.  Financial Instruments

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions such procedures have been unable to keep pace with the volume of securities transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund is at risk of adverse developments affecting the value of such currency.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2019, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona and Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc.) each owned 5% or more of the Funds' shares. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

As of December 31, 2019 the ownership of each Fund was as follows:

	Percentage of Ownership(1)
	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. Of Arizona	Voya-Security Life of Denver
M International Equity Fund	40.6%	39.3%	6.4%	6.1%
M Large Cap Growth Fund	51.9%	32.4%	5.7%	1.5%
M Capital Appreciation Fund	46.9%	37.8%	2.1%	5.6%
M Large Cap Value Fund	53.1%	29.8%	5.9%	1.8%

(1)  The balance of the Funds' shares are owned by shareholders with less than 5% beneficial interest.

7.  Tax Information

At December 31, 2019, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation
M International Equity Fund	$176,344,741	$28,068,279	$(4,567,272)	$23,501,007
M Large Cap Growth Fund	130,226,069	89,950,524	(426,291)	89,524,233
M Capital Appreciation Fund	130,864,625	70,300,771	(17,128,176)	53,172,595
M Large Cap Value Fund	88,376,444	10,504,102	(888,781)	9,615,321

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

The tax character of distributions paid during 2019 and 2018 was as follows:

	December 31, 2019 Amount	December 31, 2018 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$4,603,394	$2,892,319
Return Of Capital	534,529	—
Total Distributions	$5,137,923	$2,892,319
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$—	$1,322,751
Long-Term Capital Gain	12,037,996	19,478,024
Total Distributions	$12,037,996	$20,800,775
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$482,485	$3,766,650
Long-Term Capital Gain	14,094,380	31,426,325
Total Distributions	$14,576,865	$35,192,975
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$1,603,328	$1,798,576
Long-Term Capital Gain	3,157,940	6,556,971
Total Distributions	$4,761,268	$8,355,547

At December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Unrealized Appreciation	Total Distributable Earnings
M International Equity Fund	$—	$—	$(75,975,651)	$23,507,269	$(52,468,382)
M Large Cap Growth Fund	—	3,498,093	—	89,524,233	93,022,326
M Capital Appreciation Fund	—	2,655,098	—	53,172,595	55,827,693
M Large Cap Value Fund	—	973,104	—	9,615,321	10,588,425

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first. At December 31, 2019, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $17,072,201 and unused long-term capital losses of $58,903,450 permitted to be carried for an unlimited period. In addition at December 31, 2019 M International Equity Fund had no short-term capital loss carryforwards expire unused.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2019, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, ordinary losses offsetting net short-term gains, dividend re-designations, partnerships and passive foreign investment company gains and losses.

Permanent differences incurred during the year ended December 31, 2019, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Total Distributable Earnings	Paid-in Capital
M International Equity Fund	$—	$—
M Large Cap Growth Fund	485,083	(485,083)
M Capital Appreciation Fund	—	—
M Large Cap Value Fund	—	—

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Corporation may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Corporation under these arrangements is unknown, as it involves future claims that may be made against the Corporation that have not yet occurred. However, based on experience, the Corporation believes that the current risk of loss is remote.

9.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of shares of M Fund, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, other appropriate parties and brokers and by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the M Fund, Inc. since 2008.

Philadelphia, Pennsylvania
February 27, 2020

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Peter W. Mullin(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 79	Director	Indefinite 24 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency) from 2008 to Present. Founding Chairman, Mullin, Barens, Sanford (life insurance & executive benefits) from 2012 to Present.	4	N/A
Lawton Nease(2) Nease Lagana Eden & Culley, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 76	Director	Indefinite 10 Years	President, Nease, Lagana, Eden & Culley (life insurance advisory firm) from 1988 to present.	4	NLEC (specialty insurance).

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

(2)  Messrs. Mullin and Nease are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

•  Mr. Mullin has the power to vote 17.3% of the stock of M Financial Group, which controls the Adviser;

•  Mr. Nease owns 1.7% of the stock of M Financial Group;

•  Messrs. Mullin and Nease are Directors of M Financial Group; and

•  Mr. Nease is a Director of the Adviser.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 69	Director, Chair of the Board and Governance Committee Chair	Indefinite Seven Years	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust, 1982 to 2014 (private foundation); President (2005 to present) and Director (2004-2015), Acorn Investors LLC (investment holding company); Principal Clifford Capital Partners LLC, 2010 to present (investment manager).	4	Director, Oaktree Capital Group, 2007 to present (investment manager).
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 68	Director and Audit Committee Chair	Indefinite 11 Years	Chief Executive Officer, C.M. Capital Corp., 2011 to present; Chief Investment Officer, C.M. Capital Corp., 2011 to 2018.	4	N/A
Nancy Crouse 1125 NW Couch St., Suite 900 Portland, OR 97209 61	Director	Indefinite Since July 2019	Senior Vice president and Portfolio Manager, Nuveen Investments, 2005 to 2016 (investment manager).	4	Director and Treasurer, Women's Economic Ventures (non-profit).
Mary Moran Zeven 1125 NW Couch St., Suite 900 Portland, OR 97209 58	Director	Indefinite Since September 2019	Director, Graduate Program in Banking University School of Law, 2019 to president; Senior Vice President and senior Managing Counsel, State Street Bank and trust Company 2000 to 2019 (custodial bank).	4	State Street Foundation, 2011 to 2016 (non-profit).

(1)  In accordance with the Corporation's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation's Articles of Incorporation.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

The Officers of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bridget McNamara-Fenesy 1125 NW Couch St., Suite 900 Portland, OR 97209 61	President	One Year Three Years

President and CEO, M Securities Holdings, Inc. 2017-present; Vice President, M Securities Holdings, Inc. 2016-2017; Interim Chief Compliance Officer, M Securities Holdings, Inc. March 2016-September 2016; President, Two Gaits Consulting 2001-2016.

Valerie Pimenta 1125 NW Couch St., Suite 900 Portland, OR 97209 42	Vice President	One Year Two Years	Vice President and Chief Operation Officer, M Holdings Securities, Inc., 2017-present; Vice President of Legal and Compliance, Fisher Investments, 2002-2017.
David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 54	Secretary and Treasurer	One Year 13 Years

Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Wealth Partners, Inc., and M Financial Asset Management, Inc., 2016-present.

Dean Beckley 1125 NW Couch St., Suite 900 Portland, OR 97209 48	Chief Information Security Officer	One Year Three Years	Director, Cyber Security & IT Operations, M Financial Group, 2016-present; Director, Technology of M Benefit Solutions, 2013-2016; Senior Project Manager of M Financial Group, 2009-2013.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Corporation's Form N-Q will be available on the Corporation's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Corporation's proxy voting policies and procedures and the Corporation's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Corporation toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2019 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	0.23%
M Large Cap Growth Fund	0.00%
M Capital Appreciation Fund	100.00%
M Large Cap Value Fund	100.00%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $12,037,996, $14,094,380 and $3,157,940, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2019.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2019:

•  the total amount of foreign taxes creditable was $432,108

•  the total amount of income sourced from foreign countries was $4,652,321

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2019 to December 31, 2019)
M International Equity Fund
Actual	$1,000.00	$1,070.50	0.63%	$3.29
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.63%	3.21
M Large Cap Growth Fund
Actual	1,000.00	1,099.20	0.79%	4.18
Hypothetical (5% return before expenses)	1,000.00	1,021.20	0.79%	4.02
M Capital Appreciation Fund
Actual	1,000.00	1,092.80	1.11%	5.86
Hypothetical (5% return before expenses)	1,000.00	1,019.60	1.11%	5.65
M Large Cap Value Fund
Actual	1,000.00	1,060.30	0.69%	3.58
Hypothetical (5% return before expenses)	1,000.00	1,021.70	0.69%	3.52

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days). In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

Item 2. Code of Ethics.

As of December 31, 2019, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2019, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of the registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2018 and December 31, 2019.

(a)                                 AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2018 and December 31, 2019 were $84,500 and $86,500, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2018 and December 31, 2019.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2018 and December 31, 2019 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2018 and December 31, 2019.

(e)                                  (1)   The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)   Not applicable

(c)    100%

(d)   Not applicable

(f)                                   Not applicable.

(g)                                  The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2018 and December 31, 2019 were $10,500 and $10,500, respectively.

(h)                                 Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)         A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)   Code of Ethics as described in Item 2 is attached hereto as Exhibit 13(a)(1).

(a)(2)   Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 13(a)(2).

(a)(3)   Not applicable to this filing.

(a)(4)   Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a — 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 13(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy
President/Principal Executive Officer

Date: March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy
President/Principal Executive Officer

Date: March 4, 2020

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial and Accounting Officer

Date: March 4, 2020